THE CONTRACT FOR THE JOINT VENTURE
OF IMP AND MINGHUA MICROELECTRONIC INVESTMENT CO. LTD

Chapter 1 General Provisions

In accordance with the Law of the People's Republic of China on Joint ventures Using Chinese and Foreign Investment ("the Joint Venture Law") and other relevant Chinese laws and regulations, Minghua Microelectronic Investment Company and IMP Company, in accordance with the principle of equality and mutual benefit and through friendly consultations, agree to set up a joint venture enterprise by the investment of IMP Company and Minghua Company in Ningbo of the People's Republic of China.

Chapter 2 Parties of the Joint venture

Article 1

Parties to this contract are as follows:

1.1 Minghua Microelectronic Investment Company (the original Minghua Microelectronic Company hereinafter referred to as Party A), is a legal enterprise in accordance with the law of the People's Republic of China (hereinafter referred to as China) in China, registered with the license number of 3302001004703, and its legal address is at:

[Chinese translation not provided] 578 [Chinese translation not provided] 7 [Chinese translation not provided].

Legal representative: Name: [Chinese characters] (Zhang Er-bao)
                      Position: Chairman of the Board
                      Nationality: Chinese

1.2 IMP Company (hereinafter referred to as Party B), is a legal enterprise in accordance with the American law, registered in the U.S., with license number IMPXC. Its legal address is at:

                    2830 North First St., San Jose, CA 94134

Legal representative: Name: Subbarao Pinamaneni
                      Position: Chairman of the board
                      Nationality: American

1.3 Both parties are legal person in accordance with respective law, with the right to conclude and perform the contract.

Chapter 3 Establishment of the joint venture company

Article 2

In accordance with the Joint Venture Law and other relevant Chinese laws and regulations, both parties of the joint venture agree to set up a joint venture limited liability company (hereinafter referred to as the joint venture company) in Ningbo, China.

Article 3

The name of the joint venture is [Chinese translation not unavailable].

The name in foreign language is IMP&MH Microelectronic Co. Ltd.

The legal address of the joint venture company is at: [Chinese translation not provided] 578 [Chinese translation not provided] 7 [Chinese translation not provided]

Article 4

All activities of the joint venture company shall be governed by the laws, decrees and pertinent rules and regulations of the People's Republic of China.

Article 5

The Organization form of the joint venture company is a limited liability company. Each party to

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the joint  venture  company is liable to the joint  venture  company  within the limit of the capital subscribed by it. The profits, risks and losses of the joint venture company shall be shared by the parties in proportion to their contributions to the registered capital.

Chapter 4 The Purpose, Scope and Scale of Production and Business

Article 6

The goals of the  parties to the joint  venture  in the  business  specified  at
Article 7 are to enhance economic co-operation and technical exchanges, to improve the product quality, develop new products, and gain a competitive position in the world market in quality and price by adopting advanced and appropriate technology and scientific management methods, so as to raise economic results and ensure satisfactory economic benefits for each investor.

Article 7

The productive and business scope of the joint venture company is to design, develop, produce and sell Integrated Circuits, and products of electronic modules and software as well.

Article 8

The production scale of the joint venture company is as follows:

The production capacity of semiconductor electric power devices and others, after the joint venture is put into operation, is 12,000 wafers per month (5 inch wafer, 12 masks process, processing level 0.65 u m.). The production scale may be increased up to 40,000 with the development of the production and operation. The wafer varieties may be developed into 6~8 inch (processing level
0.5 u m.).

Chapter 5 Total Amount of Investment and the Registered Capital

Article 9

The total amount of investment of the joint venture company is RMB 248.24 million Yuan (including US dollar 4.0 million).

Article 10

Investment contributed by the parties is RMB 152.0 million Yuan, which will be the registered capital of the joint venture company. Of which:

Party A shall pay RMB 76.0 million Yuan, accounting for 50%;

Party B shall pay RMB 76.0 million Yuan, accounting for 50%.

Article 11

Both Party A and Party B will contribute the following as their investment:

11.1 Party A:

machines and equipment RMB 32.0 million Yuan premises RMB 40.20 million Yuan the right to the use of the site RMB 3.8 million Yuan RMB 76.0 million Yuan in all.

11.2 Party B:

machines and equipment RMB 39.92 million Yuan industrial property RMB 36.08 million Yuan, RMB 76.0 million Yuan in all.

When  contributing   capital  goods   (Attachment  3)  or  industrial   property
(Attachment 2, 4, 6, 7) as investment, Party A and Party B shall conclude a separate agreement to be a part of this main contract.

Article 12

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The registered capital of the joint venture company shall be paid by Party A and
Party B respectively, according to their respective proportion of their investment. The machines and equipment capital of party B can be to Ningbo, China, in three installments. The payment arrangement proposal is in Attachment 1.

Article 13

The shortage between the total investment and registered capital of the joint venture shall be lent from bank, especially from the bank in China or other resources. The joint venture company shall handle the matter of the required bank guarantees for the loan.

Except for the about loan, judged by the board of directors of the joint venture, the working capital dollar or other capital dollar required by the joint venture, shall be lent and the joint venture shall handle the bank guarantee.

If the joint venture fails to get the loan, the board shall raise the required money from both parties according to the above proportion. Unless agreed by both parties, any party has no obligation to increase the registered capital for providing with bank guarantees for the loan from the third party.

Article 14

Any party of the contract shall not assign all or part of his investment subscribed to a third party without the agreement of the other party and the approval from the examination and approval authority.

In case any party to the joint venture intends to assign all or part of his investment subscribed to a third party, the other party has preemptive right.

Article 15

Without the unanimous approval of the board, any parties shall not raise a mortgage on all or part of his investment or take all or part of his investment as guarantor.

Chapter 6 Responsibilities of Each Party to the Joint venture

Article 16

Party A and Party B shall be respectively responsible for the following matters:

16.1 Responsibilities of Party A:

Providing cash, machinery and equipment and premises in accordance with the provisions of Chapter 5;

Handling of applications for approval, registration, business license and other matters concerning the establishment of the joint venture company from relevant departments in charge of China;

Processing the application for the right to the use of a site to the authority in charge of the land;

Organizing the design and construction of the premises and other engineering facilities of the joint venture company and in conultation with Party B;

Process import customs declaration for the machinery and equipment contributed by Party B as investment and arranging the transportation within the Chinese territory;

Contacting and settling the fundamental facilities such as water, electricity, transportation etc.;

Appling for the possible tax benefit and reduction and other benefit;

Recruiting Chinese management personnel, technical personnel, workers and other personnel needed, and in conultation with Party B;

Assisting foreign workers and staff in applying for entry visas, work licenses and handling their travel procedures;

Responsible for handling other matters entrusted by the joint venture company.

16.2 Responsibilities of Party B:

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Providing,  machinery and equipment,  industrial property ... in accordance with the provisions of Chapter 5, and assisting to raise the capital for the joint venture;

Handling the matters entrusted by the joint venture company, such as selecting and purchasing machinery and materials outside China, etc.;

Providing necessary technical personnel for installing, testing and trial production of the equipment as well as the technical personnel for production and inspecting;

Training the technical personnel and workers of the joint venture company;

Providing the technology, product to be manufactured and the market to the joint venture in accordance with the contract and responsible for the stable production of qualified products of the joint venture company in the light of design capacity within the specified period;

Responsible for the sale of the joint venture's products for the first three years;

Responsible for other matters entrusted by the joint venture company.

Chapter 7 Transfer of Technology

Article 17

Party B shall transfer all the existing foundry processing technology, the IMP's standard products processing technology to the joint venture company. The major contents of the transfer is in Attachment 2, which shall be signed the same time with this contract.

Both sides agree that the transfered technology of products and processing shall not be transferred to the third party in China without the agreement by both sides.

Article 18

In case Party B fails to provide equipment and technology in accordance with the provisions of this contract and the technology transfer agreement or in case any deceiving or concealing actions are found, Party B shall be responsible for compensating the direct losses to Party A. Also if Party A fails to keep its commitments as specified with respect to factory, cash and other items as specified, the losses suffered by the Party B will be paid by Party A.

Chapter 8 Trade Mark and Selling of Products

Article 19

"Trade mark License agreement" (Attachment 6) shall be conclude between the joint venture and Party B, all relevant activities concerning the use of IMP trade mark shall be in accordance with its provision. The 4.0 million US dollar payment to party B includes the fee of using the IMP trade mark, the products produced by the joint venture company can use the IMP trade mark.

Article 20

The products of the joint venture company will be sold both on the Chinese and the overseas market, the export portion accounts for 90% and 10% for the domestic market, for the first three years. The products sold are those business including the wafers made for IMP's products by the Joint venture and the new business brought in by the Joint venture Company.

Article 21

The joint venture's products to be sold in China may be handled by the joint venture company directly. This includes IMP standard products. In order to sell IMP's standard products in an unified price, the Joint venture Company will sign a separate sale agreement with IMP.

Article 22

Products of the joint venture may be sold on overseas markets through the following channels:

The joint venture company may directly sell its products on the international market, or the joint venture company may entrust Party B to sell its products.

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Chapter 9 The Board of Directors

Article 23

The date of registration of the joint venture company shall be the date of the establishment of the board of directors of the joint venture company.

Article 24

The board of directors is composed of 9 directors, of which 5 shall be appointed by Party A, 4 by Party B. The chairman, vice chairman of the board shall be appointed respectively by one Party and the other Party. The term of office for the directors, chairman and vice-chairman is three years, their term of office may be renewed if continuously appointed by the relevant party.

The chairman shall be appointed by Minghua, the vice chairman by IMP;

The general manager/board member shall appointed by IMP, and four deputy general managers shall be recommended by Minghua and approved by the board of directors.

However it is understood that the goal of the Joint venture is making profit. All the appointments will be made based on the goal.

Article 25

The highest authority of the joint venture company shall be its board of directors. It shall decide all major issues concerning the joint venture company:

1.    Amendment of the regulation of the joint venture;

2.    Termination of the joint venture;

3.    Mergence with the other economic units;

4.    Increase of the registered capital of the Joint venture;

5. Acceptance, alteration or termination of the labor contract, wages, welfare for the staff, etc.;

6.    Bonus share.

7.    Approval of annual financial report of the joint venture.

Article 26

Unanimous approval shall be required for Article 25 term 1.2.3. As for other matters, approval by majority or a simple majority shall be required.

Article 27

The chairman of the board is the legal representative of the joint venture company. Should the chairman be unable to exercise his responsibilities for any reason, he shall authorize the vice-chairman or any other directors to represent the joint venture company temporarily.

Article 28

The board of directors shall convene at least one meeting every year. The meeting shall be called and presided over by the chairman of the board. The chairman may convene an interim meeting based on a proposal made by more than one third of the total number of directors. Minutes of the meetings shall be placed on file.

Chapter 10 Business Management Office

Article 29

The joint venture company shall establish a management office which shall be responsible for its daily management. The management office shall have a general manager, 4 deputy general managers, by Party A and by Party B respectively. The general manager and deputy general managers whose terms of office is 3 years shall be appointed by the board of directors. The general manager shall be appointed from the non-chairman Party.

Article 30

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The  responsibility  of the general manager is to carry out the decisions of the board and organize and conduct the daily management of the joint venture company. The deputy general managers shall assist the general manager in his work.

Article 31

In case of graft or serious dereliction of duty on the part of the general manager and deputy general managers, the board of directors shall have the power to dismiss them at any time.

Chapter 11 Purchase of Equipment

Article 32

The joint venture is responsible for the purchase of required equipment and apparatus, etc.

Article 33

In its purchase of required raw materials, fuel, parts, means of transportation and articles for office use, etc., the joint venture company shall give first priority to purchase in China where conditions are the same.

Chapter 12 Labor Management

Article 34

Labor contract covering the recruitment, employment, dismissal and resignation, wages, labor insurance, welfare, rewards, penalties and other matters concerning the staff and workers of the joint venture company shall be drawn up between the joint venture company and the labor union of the joint venture company as a whole, or the individual employees in the joint venture company in accordance with the Regulations of the People's Republic of China on Labor Management in Joint Ventures Using Chinese and Foreign Investment and its Implementing Rules. The labor contracts shall, after being signed, be filed with the local labor management department.

Article 35

The matters concerning the employment of foreign staff shall be governed by the relative regulations of China.

Chapter 13 Labor Union

Article 36

The task of the labor union is:

Protecting the rights and benefit of the staff in accordance with the law;

Assisting the joint venture to arrange welfare funds reasonably;

Taking part in the settlement of the dispute between staff and the joint venture.

Article 37

Labor union representative has the right to deal with the management office of the joint venture for the problems of the staff, such as rewards, penalties, wages labor insurance, etc.

Article 38

The joint venture shall transfer 2% of the total wages of the staff as the funds of labor union, in accordance with Chinese law and provisions.

Chapter 14 Taxes, Finance and Audit

Article 39

The joint venture company shall pay taxes in accordance with the provisions of Chinese laws and other relative regulations.

Article 40

Staff members and workers of the joint venture company shall pay individual income tax according to the Individual Income Tax Law of the People's Republic of China.

Article 41

Allocations for reserve funds, expansion funds of the joint venture company and welfare funds and bonuses for staff and workers shall be set aside in accordance with the provisions of the Joint Venture Law. The annual proportion of allocations shall be decided by the board of directors according to the business situation of the joint venture company.

Article 42

The fiscal year of the joint venture company shall be from January 1 to December 31 (IMP will prefer the fiscal year to match with IMP fiscal year which is April 1st to March 31st). All vouchers, receipts, statistic statements and reports shall be written in Chinese and English. The accounting procedure is in Attachment 5.

Article 43

Financial checking and examination of the joint venture company shall be conducted by an auditor registered in China and the results shall be submitted to the board of directors and the general manager.

The joint venture shall prepare the financial statement every quarter and the year end result Which will also audited by IMP auditor.

Article 44

In the first three months of each fiscal year, the manager shall prepare the previous year's balance sheet, profit and loss statement and proposal regarding the disposal of profits, and submit them to the board of directors for examination.

Chapter 15 Insurance

Article 45

Insurance policies of the joint venture company on various kinds of risks shall be underwritten with the People's Republic of China. Types, value and duration of insurance shall be decided by the board of directors in accordance with the provisions of the People's Insurance Company of China.

Chapter 16 Duration of the Joint venture

Article 46

The duration of the joint venture company is 10 years. The establishment date of the joint venture company shall be the date on which the business license of the joint venture company is issued.

An application for the extension of the duration, proposed by one party and unanimously approved by the board of directors, shall be submitted to the Ministry of Foreign Trade and Economic Cooperation (or the examination and approval authority entrusted by it) six months prior to the expiry date of the joint venture.

Article 47

Upon the expiration of the duration, or termination before the date of expiration of the joint venture, liquidation shall be carried out according to the relevant laws. The liquidation shall be made in accordance with the proportion of investment contributed by Party A and Party B.

Chapter 17 The Amendment, Alteration and Termination of the Contract

Article 48

The amendment of the contract or other appendices shall come into force only after a written agreement has been signed by Party A and Party B and approved by the original examination and approval authority.

Article 49

In case of inability to fulfil the contract or to continue operation due to heavy losses in successive years as a result of force majeure, the duration of the joint venture and the contract shall be terminated before the time of expiration after being unanimously agreed upon by the board of directors and approved by the original examination and approval authority.

Article 50

Should the joint venture company be unable to continue its operation or achieve its business purpose due to the fact that one of the contracting parties fails to fulfil the obligations prescribed by the contract and articles of association, or seriously violates the provisions of the contract and articles of association, that party shall be deemed to have unilaterally terminated the contract. The other party shall have the right to terminate the contract in accordance with the provisions of the contract after approval by the original examination and approval authority, and to claim damages. In case both Parties of the joint venture company agree not to terminated the contract, the party who fails to fulfil its obligations shall be liable for the losses caused thereby to the joint venture company.

Chapter 18 Liability for Breach of Contract

Article 51

Should either Party A or Party B fail to pay on schedule the contributions in accordance with the provisions defined in Article 12 of this contract, the party in breach shall pay to the other party 0.5% of the contribution starting from the first month after exceeding the time limit. Should the party in breach fail to pay after 3 months, 1.5% of the contribution shall be paid to the other party, who shall have the right to terminate the contract and to claim damages from the party in breach in accordance with the provisions of Article 49 of the contract.

Article 52

Should all or part of the contract and its appendices be unable to be fulfilled owing to the fault of one party, the party in breach shall bear the liability therefore. Should it be the fault of both parties, they shall bear their respective liabilities according to the actual situation.

Chapter 19 Force Majeure

Article 53

Should either of the parties to the contract be prevented from executing the contract by force majeure, such as earthquake, typhoon, flood, fire, war or other unforeseen events, and their occurrence and consequences are unpreventable and unavoidable, the prevented party shall notify the other party by telegram without any delay, and within 15 days thereafter provide detailed information of the events and a valid document for evidence issued by the relevant public notary organization explaining the reason of its inability to execute or delay the execution of all or part of the contract. Both parties shall, through consultations, decide whether to terminate the contract or to exempt part of the obligations for implementation of the contract or whether to delay the execution of the contract according to the effects of the events on the performance of the contract.

Chapter 20 Applicable Law

Article 54

The formation, validity, interpretation, execution and settlement of disputes in respect of this contract shall be governed by the relevant laws of the People's Republic of China.

Chapter 21 Settlement of Disputes

Article 55

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Any disputes  arising from the execution of, or in connection with, the contract shall be settled through friendly consultations between both parties. In case no settlement can be reached through consultations, the disputes shall be submitted to the Foreign Economic and Trade Arbitration Commission of the China Council for the Promotion of International Trade for arbitration in accordance with its rules of procedure. The arbitral award is final and binding upon both parties.

Article 56

During the arbitration, the contract shall be observed and enforced by both parties except for the matters in dispute.

Chapter 22 Language

Article 57

The contract shall be written in Chinese and in English. Both language versions are equally authentic. In the event of any discrepancy between the two aforementioned versions, the Chinese version shall prevail.

Chapter 23 Effectiveness of the Contract and Miscellaneous

Article 58

The appendices drawn up in accordance with the principles of this contract, are integral parts of this contract, including the project agreement, the technology transfer agreement, the sales agreement etc.

Article 59

The contract and its attachments shall come into force until approved by the relevent top management administration (before that, this contract is not legally effective).

Article 60

Should notices in connection with any party's rights and obligations be sent by either Party A or Party B by telegram or telex, etc., the written letter notices shall be also required afterwards. The legal addresses of Party A and Party B listed in this contract shall be the posting addresses.

Article 61

The contract is signed in Ningbo, China, by the authorized representatives of both parties on ____________, ____________.

Note: Attachment 1, 2, 3, 4, 5 and 6 have the same legal validity to the contract.

For Party A                                     For Party B
Ningbo Minghua Microelectronic
Investment Co.         IMP Inc


/s/ (sd ---)                                   /s/ (sd ---)
(Signature)                                    (Signature)

Attachment 1 Payment Arrangement of Compensation by Minghua to IMP

1. U.S.$ 2.0M L/C for IMP on the signing and coming into force of the contract within 15~30days.

________ release U.S.$ 0.75M on the receiving of IMP's project plan and complete processing documents the receiving of the shipping documents (the first lot) of part of the first 50% of equipment, and within one week after the technical training starting;

_________ release U.S.$ 0.75M on the shipping documents (the second lot) of the first 50% of equipment;

_________ release the last U.S.$ 0.5M on the arrival and verification of the first 50% of equipment.

2. U.S.$ 1.0M L/C for IMP after 6 moths of commercial production and achieving U.S.$6M sales revenue. After IMP receives the L/C, shipping of the second 50% of equipment shall start.

_________ release U.S.$ 0.5M on the shipping documents (the third lot) of the second 50% equipment;

_________ release the other U.S.$ 0.5M on the arrival and verification of the second 50% of equipment.

3. The remainder U.S.$ 1.0M shall be paid to IMP from the first U.S.$ 1.0M profit created by the joint venture.

Note: IMP shall provide with detailed descriptions for the contents of the compensation made by Minghua to IMP as appendix.

For Party A (Minghua)                          For Party B (IMP)


/s/ (sd ---)                                   /s/ (sd ---)
(Signature)                                    (Signature)

Attachment 2 Transfer of Technology, Proceess

      According to "Memorandum of Understanding Relating to Joint Venture between IMP Inc. and NingBo MingHua Micro--Electronic Co. Ltd of China",

"1. IMP will contribute to the joint venture with the following items: .........

      b) Process technology. IMP will license to the joint venture its mixed signal processes ranging from 2.5 to 700 volts. These process technologies are specially developed for analog and mixed signal designs and ideal for low power and high efficient power management ICs.

      c) Set up process for manufacturing, IMP engineers and technicians will bring up processes in the joint venture Fab facility for wafer manufacturing."

      IMP shall provide with:

1. Process technology

1.1 process integration

      IMP transfer its more than 35 process integration modules to the joint venture, ranging from 2.5 to 700volts. Each process module including: process type, application rang, design rule for layout, device model specification, standard cell data base, PCM structure, integration process flow and manufacturing requirement.

1.2 Chip manufacturing technology including:

Photolithographic,  oxidation and diffusion, planarization, deposit, etching and
implantation,   etc.  Technological  flow,  procedure,   process  specification,
operation specification, inspection specification.

2. PCM (Process Control Monitor) test technology, including:

PCM test operation system software, application software for PCM testing, layout design for test devices, testing methods and operation, device specification analyzing technique.

3. IMP shall continuatively provide with new process technology developed.

      According to the following of the memorandum:

      "e) Business, IMP will bring business volume to the joint venture wafer foundry business from its wafer foundry business and from its standard product business. IMP can bring to the joint venture the following business revenue:

             year 1----------U.S.$ 12M
             year 2----------U.S.$ 18M
             year 3----------U.S.$ 24M

      f) Standard products. The joint venture can expand its scope to cover development of new standard ICs for China market."

      IMP shall provide with detailed list of product transferred, including:

Product type, package form, process type, manufacturing level, product's performance and application, technical specification, similar type by other company.

1. IMP shall provide with integrated technical data for the design and manufacture of the products, including:

      Schematic and logic diagram

      Layout of the circuit

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      Working masks

      Testing methods for the products

      Package type and manufacturing

2. IMP shall provide with yield historical records, including:

      Wafer probing yield

      Yield of packaging and bonding

      Composite yield of product

      According to

      "7. Management and control of the operation. IMP currently has several large wafer fabrication foundry customers such as Microsemi, International rectifier, National semiconductr, Dialog and Tektronix, In order to maintain continuity relative to those businesses, it is necessary that IMP will need to manage the joint venture and has the control of the operation for the first three years of operations. After the first three years, MingHua will assume the lead role of management and control of the operation." (Memorandum)

IMP shall provide with

1.    IS09000 quality system management file, including:

      Procedure file, Quality system guarantee file

2.    In-line processing management software

3. Data about quality control and reliability control such as statistic data, failure analyzing data.

4. The type, specification, vendor of the raw materials, gases, chemical etc, for the processing line.

For Party A (Minghua)                          For Party B (IMP)


/s/ (sd ---)                                  /s/ (sd ---)
(Signature)                                    (Signature)

Attachment 3 Assets and Equipment

      According to "Memorandum of Understanding Relating to Joint Venture between IMP Inc. and NingBo MingHua Micro-Electronic Co. Ltd of China", and to the intention concerning the transferred assets and equipment through consultation by both parties, IMP shall provide with:

A. Fabrication equipment: IMP will transfer its present production and test equipment of the line to the joint venture, IMP shall provide with whatever is available:

1. Complete Fab equipment and instruments, and a list of them, including:

      Wafer processing equipment,

      In-line test / inspection equipment and instruments,

      PCM test system,

      Computer aided production management Hardware and Software,

      Raw material test / inspection equipment;

  indicating the manufacturer model#, date, and status of above items.

2.    Complete documentation,
      including

      Instruction Manual
      Maintenance Manual
      System Structure Drawing
      Electrical Drawings
      Technical Specification and Acceptance Specification
      Installation Manual and Environment Requirements
      Maintenance Records (If only available)

3. IMP will provide with complete spare parts, and a list of them, indicating in the list:

      Item description
      Quantity
      Description of using (If only available)

B.    Supporting facilities with listing:
      Including:

      IMP's existing air compressor
      IMP's existing DI water system
      IMP's existing processing gas supply system
      Others
      Instruction Manuals of the above

      This can be done only if the Fab in San Jose is shut down.

C. According to the agreement by both parties, IMP shall provide the joint venture with all the assets, equipment and assets in the San Jose facility. Minghua will send their representatives to register these items with IMP personnel. The Joint Venture shall decide if these items should be transferred to China.

D. IMP shall provide with the documentation of installation and environment requirements as soon as possible to meet with the need of constructions and the equipment installation.

E. IMP shall transfer all hardware of the Fab equipment and instruments in 2 shipments to Ningbo. The equipment list is the list 3. The items of the two shipments are listed in list 3.1, 3.2.

For Party A (Minghua)                          For Party B (IMP)


/s/ (sd ---)                                   /s/ (sd ---)
(Signature)                                    (Signature)

                     IMP [Chinese translation not available]
                      The List of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #                  SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
           Ellipsometer        Rudolp                             Auto EI                                                    70387
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 AB-1           BPSG                             BD4/7351A                 DIMM-1
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 AB-2           Poly                             BDF4/7351A                DIMM-1
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 AB-3           Nitride                          BDF4/7351A                DIMM-1
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 AB-4           Nitride                          BDF4/7351A                DIMM-1
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-4A          FOR WS-4                         1600-3                    5060
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-4B          FOR WS-4                         1600-3                    5061
------------------------------------------------------------------------------------------------------------------------------------
           Wet Sink            Noah                WS-4           100:1 HF,H2S04,H2S04             8
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 BB-1           Initial OX,Isolation,Field       BDF4/7351A                DIMM-2
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 BB-2           Initial OX,Isolation,Field       BDF4/7351A                DIMM-2
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 BB-3           Initial Pregate,base,field       BDF4/7351A                DIMM-2
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 BB-4           Initial Pregate,base,field       BDF4/7351A                DIMM-2
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-5A          FOR WS-5                         1600-3                    5076
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-5B          FOR WS-5                         1600-3                    5075
------------------------------------------------------------------------------------------------------------------------------------
           Wafer Transfer      Fortrend            FWT-6          Wafer Transfe                    F-5000
------------------------------------------------------------------------------------------------------------------------------------
           Wafer Transfer      Fortrend            FWT 3          Wafer Transfe                    F-5000                    1092382
------------------------------------------------------------------------------------------------------------------------------------
           Wet Sink            Noah                WS-5           RCA-SC2,RCA-SC1,20               8
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 CB-1           Initial OX,Isolation,Field       BDF4/7351A                DlMM-3
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 CB-2           Pregate,Field                    BDF4/7351A                DIMM-3
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 CB-3           S/D Reox                         BDF4/7351A                DIMM-3
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 CB-4           LTO Denisify                     BDF4/7351A                DIMM-3
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-2A          For WS-6                         1600-3                    5051
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-2B          For WS-6                         1600-3                    5110
------------------------------------------------------------------------------------------------------------------------------------
           Wafer Transfer      Fortrend            FWT-4          Wafer Transfe                    F-5000                    693368
------------------------------------------------------------------------------------------------------------------------------------
           Wet Sink            Noah                WS-6           20:1 HF,H2SO4,H2S04              8
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 DB-1           Poly Dope, Pocl3, Dens           BDF4/7351A                DIMM-4
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 DB-2           Poly Dope, Pocl3, Dens           BDF4/7351A                DIMM-4
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 DB-3           Phos Drive,Arsnic Drive          BDF4/7351A                DIMM-4
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 DB-4           Annel, Alloy                     BDF4/7351A                DIMM-4
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-7A          For WS-7                         1600-4                    5073
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-7B          For WS-7                         1600-4                    5074
------------------------------------------------------------------------------------------------------------------------------------
           Wafer Transfer      MGI Electronics     Phoenix-V4     Transfer Station                 PXM-5872V4-5-V            587068
------------------------------------------------------------------------------------------------------------------------------------
           Wet Sink            Noah                WS-7           20:1 HF,H2S04,H2S04              8
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 EB-1           Cap OX, Interpoly OX             BDF4/7351A                DIMM-5
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 EB-2           Poly Dep                         BDF4/7351A                DIMM-5
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 EB-3           LTO Dep, LTO Pass                BDF4/7351A                DIMM-5
-----------------------------------------------------------------------------------------------------------------------------------

Fab Equipment List.xls                1 OF 7            IMP Confidential 8/10/01

                     IMP [Chinese translation not available]
                      The List of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #            SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 EB-4           LTO Dep, LTO Pass                BDF4/7351A         DIMM-5
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Semitool            RD-3B                                           260C               3621C
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Semitool            RD-3A                                           260C               3620C
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-8A                                           1600-3             5068
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-8B                                           1600-3             5072
------------------------------------------------------------------------------------------------------------------------------------
           Wafer Transfer      MGI Electronics     Phoemx-V4      Transfer Station                 PXM-6882V2 125-U   587052
------------------------------------------------------------------------------------------------------------------------------------
           Wet Sink            Noah                WS-8           1:1 HF,H2S04,H2SO4               8
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 FB-l           P-WELL                           7351C              DIMM-6
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 FB-2           P-WELL                           7351C              DIMM-6
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 FB-3           N-WELL                           7351C              DIMM-6
------------------------------------------------------------------------------------------------------------------------------------
           Furance             BTU                 FB-4           SOG Bake/Cure                    7351C              DIMM-6
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-11A                                          1600-3             5069
------------------------------------------------------------------------------------------------------------------------------------
           Vertical Furance    Thermco/SVG         VF-1                                            6105DOX            193
------------------------------------------------------------------------------------------------------------------------------------
           Wafer Transfer      Fortrend            FWT-5                                           F-5000             693457
------------------------------------------------------------------------------------------------------------------------------------
           Wet Clean/Etch      FSI Mercury         FS-1           Gate,Field,Base,Pregate          903736-001         0106-0129-0794
------------------------------------------------------------------------------------------------------------------------------------
           Wet Sink            Noah                WS-10          RCA-SC2,RCA-SC1,20               4
------------------------------------------------------------------------------------------------------------------------------------
           Film Analyzer       Gaetner Ellipsomter Film Analyer                                    L1116-B            1414-AK
------------------------------------------------------------------------------------------------------------------------------------
           Film Measurement    Nanometrics         NS-3                                            3B                 8466
------------------------------------------------------------------------------------------------------------------------------------
           Inspection Scope    Irvine Opti Corp    UL-3                                            3D                 8464
------------------------------------------------------------------------------------------------------------------------------------
           V/l Measurement     Signatone
------------------------------------------------------------------------------------------------------------------------------------
           Crystal Damage Meas.Therma Wave         TW-1                                            TP-2705            2005
------------------------------------------------------------------------------------------------------------------------------------
           Film Measurement    Nanometrics         NS-1                                            180                0181-1009
------------------------------------------------------------------------------------------------------------------------------------
           Inspection Scope    Olympus             Scope
------------------------------------------------------------------------------------------------------------------------------------
           Inspection Scope    Irvine Opti Corp    UL-9                                            3B                 846
------------------------------------------------------------------------------------------------------------------------------------
           Measurement         Tencor                             Alpha Step 200                   200
------------------------------------------------------------------------------------------------------------------------------------
           Oxide Etecher       Lam Research        LO-1           Sog & BPSG Plannarization        590                1788
------------------------------------------------------------------------------------------------------------------------------------
           Oxide Etecher       Mtrix               MO-1           Contact,Iso,Oxide Etch,          303                S164101-05
------------------------------------------------------------------------------------------------------------------------------------
           Oxide Etecher       Tegal               TO-1           Contact, Via,Pad Mask            903E               10406
------------------------------------------------------------------------------------------------------------------------------------
           Oxide Etecher       Tegal               TO-2           Contact, Via,Pad Mask            903E               10841
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           Oxide Etecher       Lam Research        LO-2           Sog & BPSG Plannarization        595                9004
------------------------------------------------------------------------------------------------------------------------------------
           Poly Etcher         Lam Research        LP 1           Poly Etcher                      490                1791
------------------------------------------------------------------------------------------------------------------------------------
           Poly Etcher         Lam Research        LP-2           Poly Etcher                      490                60621
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-12A         ForWS-12                         1600-3             5066
------------------------------------------------------------------------------------------------------------------------------------
           Rinser/Dryer        Verteq              RD-12B         ForWS-12                         1600-3             5069
------------------------------------------------------------------------------------------------------------------------------------
           UV Inspection       Ultrastation        UL-4           BOE 6:1 w/es 1(5017 pro)         3L
------------------------------------------------------------------------------------------------------------------------------------

Fab Equipment List.xls                2 OF 7            IMP Confidential 8/10/01

                     IMP [Chinese translation not available]
                      The List of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #            SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-12                                           BDF4/7351 A
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BA-l                                            PM-1813            FM-827-l
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BA-2                                            PM-1813            FM8280-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BA-4                                            PM11220            FM762RO-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BE-2                                            L2101              M909800
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Gasonics            GA-1                                            A95-037-01         04972-A
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Gasonics            GA-2                                            A95-037-01         02968-A
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Bake Oven           Blue M              OV-3                                            DCC-256-C          DCC-509
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Deep UV             Fusion              FS-4                                            M150PC
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-7                                            3B
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-11                                           3B                 8492
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Particle Monitor    Surfscan 4500       TS-1                                            86630              0490-406
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-16A         For WS-13                        1600-33            5736
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-16B         For WS-13                        1600-33            5789
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-2A          For WS-2                         1600-3             5303
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-2B          For WS-2                         1600-3             5041
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Solvent Sink        Noah                WS-13                                           8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortrend            FWT-1                                           F-5225             693454
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-2           H2SO4,H2SO4,H2SO4                6
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Blue M Bake Oven    DCC-256C            OV-4                                            DCC-510
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Blue M Bake Oven    DCC 256C            OV-5                                            DCC-506
------------------------------------------------------------------------------------------------------------------------------------
[     ]    CD Measurement      Nanometrics         NL-2                                            3B                 8482
------------------------------------------------------------------------------------------------------------------------------------
[     ]    CV-Plotter          MDC/Signature       CV-1           GP                               S-104 105DDI       528-4/87
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Deep UV             Fusion              FS-1                                            M150PC             156
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Deep UV             Fusion              FS-2                                            M150PC             19
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Deep UV             Fusion              FS-3                                            M150PC             PA5G718BR
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Film Measurement    Nanometrics         NS-2                                            3B                 8485
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-8                                            3B
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[     ]    Nitride Etch        Lam Research        LN-2                                            490                490
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Poly Etcher         Lam Research        LP-3                                            4420B              3414
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Prober              Signatone                                                           153                1007
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-18A         For WS-14                        1600-3             5429
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-18B         For WS-14                        1600-3             5430
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-14          Al Pad,Poly Etch for 50          8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BA-3                                            23100-11220        PM0410-1
------------------------------------------------------------------------------------------------------------------------------------


Fab Equipment List.xls                3 OF 7            IMP Confidential 8/10/01

                     IMP [Chinese translation not available]
                      The List of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #            SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BE-l                                            PM-112200          M60B3RO-4
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Hi-Current Implant  Eaton               10-160-1       Nova                             10-160
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Hi-Pox              Gastronics
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Implanter           Varian              350D-1                                          350D               50788
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Implanter           Varian              350D-2                                          350D               51083
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Implanter           Varian              350D-3                                          350D
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-6
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Metal Etcher        Drytech             DM-1                                            Quad
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Metal Etcher        Lam Research        DM-2                                            Asiq
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Oxide Etcher        Lam Research        LO-3                                            Asiq
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-14A                                          1600-34            6232
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-14B                                          1600-34            6232
------------------------------------------------------------------------------------------------------------------------------------
[     ]    W CVD/Etch          Applied Materials   Prec. 5000
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortend             FWT-2                                           F-5225             693453
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-3           Metal Etch,H2SO4,6:l             8
------------------------------------------------------------------------------------------------------------------------------------
           Bake Oven           Blue M              OV-1           GP                               DCC-256C           DCC-508
------------------------------------------------------------------------------------------------------------------------------------
           Bake Oven           Blue M              OV-2           GP                               DCC-256C           DCC-507
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           Spinner             Solitic             SS-6           OFPR 30, Nova 2015               820-ACB            8890611
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             Solitic             SS-7
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-8           ARC                              8636               36-19322
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-9           Nova 2071, 2071 Dyed2            8626/36            940506-TY3736
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-10          Nova 2071, ARC                   8626/36            940506-TY3736
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-11          Nova 2021, Acetone, No           8626/36            012795-TY40703
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-12          Nova 2071, Acetone, No           8626/36            012795-TY40703
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-15          Nova 2071, Nova 2015             8626/8636          950928-TY4207
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-16          Nova 2071, Nova 2015             8626/8636          950928-TY4207
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-17                                           8600
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-18                                           8600
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-19                                           8600
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-20                                           8600
------------------------------------------------------------------------------------------------------------------------------------
           Spinner             SVG                 SS-21                                           8600
------------------------------------------------------------------------------------------------------------------------------------


Fab Equipment List.xls                4 OF 7            IMP Confidential 8/10/01

                     IMP [Chinese translation not available]
                      The List of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #           SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Vapor Primer        IMTEC               IMT-1          GP                               STAR-2000         V01794
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Vapor Primer        IMTEC               IMT-2          GP                               STAR-2000         V01015
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Vapor Primer        IMTEC               IMT-3          GP                               YES-5             87600
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspecton Scope     Olympus             Scope          GP                               BHMJL             201325
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspecton Scope     Nikon               Scope
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspecton Scope     PPL/Olympus         Scope          GP                               U-PMYVC           4J00418
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspecton Scope     Irvine Opti Corp    UL-12          GP
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Laser Scribe        Lumonics            LS-1                                            Wafer Mark II     145
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Laser Scribe        Lumonics            LS-2                                            Wafer Mark II     145
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Megasonics          Verteq              MS-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Prober              Electroglas         EG-109         GP                               2001X            WP88073005/1293
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Prober              Signatone                          GP                               S-1007X-5         291-3/90
------------------------------------------------------------------------------------------------------------------------------------
[     ]    QC Lamp             Scientific Product                 GP                               L6094
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinse/Dryer         Verteq              RD-15A         For MSI                          1600-4            5368
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinse/Dryer         Verteq              RD-15B         For MSI                          1600-4            5368
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spin on Glass       Semix               Sog-2          GP                               TR61324(D)        695142
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spin on Glass       Semix               Sog-3          GP                               TR61324(D)        63A367
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Flat Measure  Tropel                                                              9000              203861
------------------------------------------------------------------------------------------------------------------------------------
[     ]    5X Stepper          ASM Litho           AS-1                                            PAS2500/40        53219
------------------------------------------------------------------------------------------------------------------------------------
[     ]    5X Stepper          ASM Litho           AS-2                                            PAS2500/50        9481
------------------------------------------------------------------------------------------------------------------------------------
[     ]    5X Stepper          ASM Litho           AS-3
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Measurement         Imspex                             TPC 8525                         8525
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std. Field Stepper  U Tech Stepper      US-1           GP                               1000              158
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std. Field Stepper  U Tech Stepper      US-4           GP                               1000              264
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std. Field Stepper  U Tech Stepper      US-5           GP                               1000              276
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std. Field Stepper  U Tech Stepper      US-6           GP                               1000              417
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std. Field Stepper  U Tech Stepper      US-9           GP                               1000              416
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspetion Scope     Nikon               Scope          GP                                                 251592
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide field Stepper  U Tech Stepper      US-11          GP                               1000              472
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide field Stepper  U Tech Stepper      US-12          GP                               1000              475
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide field Stepper  U Tech Stepper      US-15          GP                               1500              696
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide Field Stepper  U Tech Stepper      US-17          GP                               1100              487
------------------------------------------------------------------------------------------------------------------------------------


Fab Equipment List.xls                5 OF 7            IMP Confidential 8/10/01

                     IMP [Chinese translation not available]
                      The List of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #            SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide Field Stepper  U Tech Stepper      US-18          GP                               1100               474
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide Field Stepper  U Tech Stepper      US-19          All First Layers                 1100               952
------------------------------------------------------------------------------------------------------------------------------------
[     ]    CD Measurement      Nano Metrics        NL-1           GP                               7000-0237          589-5243
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Immersion Develop   Ultra Tec Corp      ID-2           015 resist only, exclude         504                OIL
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Immersion Develop   UTE                 ID-3           NON 2015 resist only, exclude    4051               9401-4407
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Olympus             Scope          GP                                                  251592
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-1           GP                               3D                 8494
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-2           GP                               3D                 8493
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-12          GP                               3D
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-10A                                          1600-3             5011
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-10B                                          1600-3             5047
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-17A                                          1600-3             5190
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-17B                                          1600-3             5191
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Track Developer                         SD-4,5                                          8632               950905TY-42070
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Track Developer     SVG                 SD-6,7,8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-5
------------------------------------------------------------------------------------------------------------------------------------
[     ]    PECVD Reactor       Novellus            NV-1           Plasma Pass/ Inter-metal         Concept One        89-17-66
------------------------------------------------------------------------------------------------------------------------------------
[     ]    PECVD Reactor       Novellus            NV-2                                            Concept One        89-24-7B
------------------------------------------------------------------------------------------------------------------------------------
[     ]    PECVD Reactor       Novellus            NV-3                                            Concept One        93-39-702
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rapd Thermal Annel  AST                 AST-1                                           AS5-2000           91-11-0050
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Relective MES       MTW Inc.            Rdflectometer                                   RMS-11             104078
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Resistance Probe    Veeco Instrment     4 point Probe                                   FPP5000            762D
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-9A          For WS-9                         1600-3             5137
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-9B          For WS-9                         1600-3             5138
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Sputter             Varian              3180-1                                          3180               84218-165
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Sputter             Varian              3180-2                                          3180               88722-055
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Sputter             MRC                 MRC-1                                           ECLIPS MARK II     47758
------------------------------------------------------------------------------------------------------------------------------------
[     ]                                                                                            04 1406-47758
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-9           50:1 BOE,H2SO4,H2O2              8
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Hitachi
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------


Fab Equipment List.xls                6 OF 7            IMP Confidential 8/10/01

                     IMP [Chinese translation not available]
                      The List of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #            SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]                                                                                                               SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]                                                                                                               FAB
------------------------------------------------------------------------------------------------------------------------------------
[     ]                                                                                                               Reliability
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------


Fab Equipment List.xls                7 OF 7            IMP Confidential 8/10/01

                       [Chinese translation not available]
                    The First Lot of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #            SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 AB-1           BPSG                             BD4/7351A          DIMM-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 AB-2           Poly                             BDF4/7351A         DIMM-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 AB-3           Nitride                          BDF4/7351A         DIMM-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 AB-4           Nitride                          BDF4/7351A         DIMM-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-4A          FOR WS-4                         1600-3             5060
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 BB-1           Initial OX,Isolation,Field       BDF4/7351A         DIMM-2
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 BB-2           Initial OX,Isolation,Field       BDF4/7351A         DIMM-2
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 BB-3           Initial Pregate,base,field       BDF4/7351A         DIMM-2
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 BB-4           Initial Pregate,base,field       BDF4/7351A         DIMM-2
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-5B          FOR WS-5                         1600-3             5075
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortrend            FWT-3          Wafer Transfe                    F-5000             1092382
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-5           RCA-SC2,RCA-SC1,20               8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 CB-1           Initial OX,Isolation,Field       BDF4/7351A         DIMM-3
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 CB-2           Pregate,Field                    BDF4/7351A         DIMM-3
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 CB-3           S/D Reox                         BDF4/7351A         DIMM-3
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 CB-4           LTO Denisify                     BDF4/7351A         DIMM-3
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-2A          For WS-6                         1600-3             5051
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortrend            FWT-4          Wafer Transfe                    F-5000             693368
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-6           20:1 HF,H2S04,H2S04              8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 DB-1           Poly Dope, Pocl3, Dens           BDF4/7351A         DIMM-4
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 DB-2           Poly Dope, Pocl3, Dens           BDF4/7351A         DIMM-4
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 DB-3           Phos Drive,Arsnic Drive          BDF4/7351A         DIMM-4
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 DB-4           Annel, Alloy                     BDF4/7351A         DIMM-4
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-7A          For WS-7                         1600-4             5073
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      MGI Electronics     Phoenix-V4     Transfer Station                 PXM-5872V4-5-V     587068
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-7           20:1 HF,H2S04,H2S04              8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 EB-1           Cap OX, Interpoly OX             BDF4/7351A         DIMM-5
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 EB-2           Poly Dep                         BDF4/7351A         DIMM-5
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 EB-3           LTO Dep, LTO Pass                BDF4/7351A         DIMM-5
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 EB-4           LTO Dep, LTO Pass                BDF4/7351A         DIMM-5
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Semitool            RD-3B                                           260C               3621C
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      MGI Electronics     Phoenix-V4     Transfer Station                 PXM-6882V2 125-U   587052
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-8           1:1 HF,H2SO4,H2SO4               8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 FB-1           P-WELL                           7351C              DIMM-6
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 FB-2           P-WELL                           7351C              D1MM-6
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 FB-3           N-WELL                           7351C              DIMM-6
------------------------------------------------------------------------------------------------------------------------------------


                                     1 OF 4

                       [Chinese translation not available]
                    The First Lot of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #            SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Furance             BTU                 FB-4            SOG Bake/Cure                   7351C              DIMM-6
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-11A                                          1600-3             5069
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Vertical Furance    Thermco/SVG         VF-1                                            6105DOX            193
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortrend            WT-5                                            F-5000             693457
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Clean/Etch      FSI Mercury          S-l           Gate,Field,Base,Pregate          903736-001         0106-0129-0794
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-10          RCA-SC2,RCA-SC1,20               4
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Film Analyzer       Gaetner Ellipsomter Film Analyer                                    L116-B             1414-AK
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Film Measurement    Nanometrics         NS-3                                            3B                 8466
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Film Measurement    Nanometrics         NS-1                                            180                0181-1009
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Olympus             scope
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-9                                            3B                 846
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Oxide Etecher       Lam Research        LO-1           Sog & BPSG Plannarization        590                1788
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Oxide Etecher       Tegal               TO-1           Contact, Via,Pad Mask            903E               10406
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Oxide Etecher       Lam Research        LO-2           Sog & BPSG Plannarization        595                9004
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Poly Etcher         Lam Research        LP-1           Poly Etcher                      490                1791
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-12A         For WS-12                        1600-3             5066
------------------------------------------------------------------------------------------------------------------------------------
[     ]    UV Inspection       Ultrastation        UL-4           BOE 6:1 w/es1(5017 pro)          3L
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BA-1                                            PM-1813            FM-827-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BA-2                                            PM-1813            FM8280-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Gasonics            GA-1                                            A95-037-01         04972-A
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Gasonics            GA-2                                            A95-037-01         02968-A
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Deep UV             Fusion              FS-4                                            M150PC
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-7                                            3B
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-16A         For WS-13                        1600-33            5736
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Solvent Sink        Noah                WS-13                                           8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-2           H2SO4,H2SO4,H2S04                6
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Blue M Bake Oven    DCC-256C            OV-4                                            DCC-510
------------------------------------------------------------------------------------------------------------------------------------
[     ]    CD Measurement      Nanometrics         NL-2                                            3B                 8482
------------------------------------------------------------------------------------------------------------------------------------
[     ]    CV-Plotter          MDC/Signature       CV-1           GP                               S-l04 105DDI       528-4/87
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Deep UV             Fusion              FS-1                                            M150PC             156
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Film Measurement    Nanometrics         NS-2                                            3B                 8485
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-8                                            3B
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Nitride Etch        Lam Research        LN-2                                            490                490
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Poly Etcher         Lam Research        LP-3                                            4420B              3414
------------------------------------------------------------------------------------------------------------------------------------


                                     2 OF 4

                       [Chinese translation not available]
                    The First Lot of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #           SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Prober              Signatone                                                           153               1007
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              HD-18A         For WS-14                        1600-3            5429
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-14          Al,Pad,Poly Etch for 50          8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Hi-Current Implant   Eaton              10-160-1       Nova                             10-160
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Implanter           Varian              350D-1                                          35OD              50788
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Implanter           Varian              350D-2                                          35OD              51083
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Metal Etcher        Lam Research        DM-2                                            Asiq
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Oxide Etecher       Lam Research        LO-3                                            Asiq
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-14A                                          1600-34           6232
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortend             FWT-2                                           F-5225            693453
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-3           Metal Etch,H2SO4,6:l             8
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             Solitic             SS-6           OFPR 30,Nova 2015                820-ACB           8890611
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             Solitic             SS-7
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-8           ARC                              8636              36-19322
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-9           Nova 2071,2071 Dyed2             8626/36           940506-TY3736
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-10          Nova 2071, ARC                   8626/36           940506-TY3736
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-11          Nova 2021,Acetone,No             8626/36           012795-TY40703
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-17                                           8600
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-18                                           8600
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Vapor Primer        IMTEC               IMT-1          GP                               STAR-2000         V01794
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Vapor Primer        IMTEC               IMT-3          GP                               YES-5             87600
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspecton Scope     Olympus             Scope          GP                               BHMJL             201325
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Laser Scribe        Lumonics            LS-1                                            Wafer Mark II     145
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Megasonics          Verteq              MS-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Prober              Electroglas         EG-109         GP                               2001X             WP88073005/1293
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinse/Dryer         Verteq              RD-15A         For MS1                          1600-4            5368
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spin on Glass       Semix               Sog-2          GP                               TR61324(D)        695142
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Flat Measure  Tropel                                                              9000              203861
------------------------------------------------------------------------------------------------------------------------------------
[     ]    5X Stepper          ASM Litho           AS-1                                            PAS2500/40        53219
------------------------------------------------------------------------------------------------------------------------------------
[     ]    5X Stepper          ASM Litho           AS-2                                            PAS2500/50        9481
------------------------------------------------------------------------------------------------------------------------------------
[     ]    5X Stepper          ASM Litho           AS-3
------------------------------------------------------------------------------------------------------------------------------------

                                     3 OF 4

                       [Chinese translation not available]
                    The First Lot of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #           SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Measurement         Imspex                             TPC 8525                         8525
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std.Field Stepper   U Tech Stepper      US-4           GP                               1000              264
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std.Field Stepper   U Tech Stepper      US-5           GP                               1000              276
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspetion Scope     Nikon               Scope          GP                                                 251592
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide field Stepper  U Tech Stepper      US-11          GP                               1000              472
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide field Stepper  U Tech Stepper      US-12          GP                               1000              475
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide Field Stepper  U Tech Stepper      US-19          All First Layers                 1100              952
------------------------------------------------------------------------------------------------------------------------------------
[     ]    CD Measurement      Nano Metrics        NL-1           GP                               7000-0237         0589-5243
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Immersion Develop   Ultra Tec Corp      ID-2           2015 resist only, exclude        504               OIL
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Immersion Develop   UTE                 ID-3           NON 2015 resist only, exclude    4051              9401-4407
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Olympus             Scope          GP                                                 251592
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-10A                                          1600-3            5011
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-10B                                          1600-3            5047
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Track Developer                         SD-4,5                                          8632              950905TY-42070
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Track Developer     SVG                 SD-6,7,8
------------------------------------------------------------------------------------------------------------------------------------
[     ]    PECVD Reactor       Novellus            NV-1           Plasma Pass/ Inter-metal         Concept One       89-17-66
------------------------------------------------------------------------------------------------------------------------------------
[     ]    PECVD Reactor       Novellus            NV-2                                            Concept One       89-24-7B
------------------------------------------------------------------------------------------------------------------------------------
[     ]    PECVD Reactor       Novellus            NV-3                                            Concept One       93-39-702
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rapd Thermal Annel  AST                 AST-1                                           AS5-2000          91-11-0050
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Relective MES       MTW Inc.            Rdflectometer                                   RMS-11            104078
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Resistance Probe    Veeco Instrment     4 point Probe                                   FPP5000           762D
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-9A          For WS-9                         1600-3            5137
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Sputter             Varian              3180-1                                          3180              84218-165
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Sputter             Varian              3180-2                                          3180              88722-055
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Sputter             MRC                 MRC 1                                           ECLIPS MARK II    47758
------------------------------------------------------------------------------------------------------------------------------------
[     ]                                                                                            04 1406-47758
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-9           50:1 BOE,H2SO4,H202              8
------------------------------------------------------------------------------------------------------------------------------------


                                     4 OF 4

                       [Chinese translation not available]
                   The Second Lot of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #           SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Ellipsometer        Rudolp                             Auto EI                                            70387
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-4B          FOR WS-4                         1600-3            5061
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-5A          FOR WS-5                         1600-3            5076
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortrend            FWT-6          Wafer Transfe                    F-5000
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-2B          for WS-6                         1600-3            5110
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-7B          for WS-7                         1600-4            5074
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Semitool            RD-3A                                           260C              3620C
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-8A                                           1600-3            5068
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-8B                                           1600-3            5072
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-3                                            3D                8464
------------------------------------------------------------------------------------------------------------------------------------
[     ]    V/l Measurement     Signatone
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Crystal Damage Meas.Therma Wave         TW-1                                            TP-2705           2005
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-9                                            3B                846
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Oxide Etecher       Lam Research        LO-1           Sog & BPSG Plannarization        590               1788
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Oxide Etecher       Tegal               TO-2           Contact, Via,Pad Mask            903E              10841
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Poly Etcher         Lam Research        LP-2           Poly Etcher                      490               60621
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-12B         For WS-12                        1600-3            5069
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wet Sink            Noah                WS-12                                           BDF4/7351A
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BA-4                                            PM11220           FM762RO-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BE-2                                            L2101             M909800
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Bake Oven           Blue M              OV-3                                            DCC-256-C         DCC-509
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-11                                           3B                8492
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Particle Monitor    Surfscan 4500       TS-1                                            86630             0490-406
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-16B         For WS-13                        1600-33           5789
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-2A          For WS-2                         1600-3            5303
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-2B          For WS-2                         1600-3            5041
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortrend            FWT-1                                           f-5225            693454
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Blue M Bake Oven    DCC-256C            0V-5                                            DCC 506
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Deep UV             Fusion              FS-2                                            M150PC            19
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Deep UV             Fusion              FS-3                                            M150PC            PA5G718BR
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Film Measurement    Nanometrics         NS-2                                            3B                8485
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-18B         For WS-14                        1600-3            5430
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BA-3                                            23100-11220       PM0410-1
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Asher               Branson/IPC         BE-1                                            PM-112200         M60B3RO-4
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Hi-Pox              Gastronics
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Implanter           Varian              350D-3                                          35OD
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-6
------------------------------------------------------------------------------------------------------------------------------------


                                     1 OF 3

                       [Chinese translation not available]
                   The Second Lot of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #           SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Metal Etcher        Drytech             DM-l                                            Quad
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-14B                                          1600-34            6232
------------------------------------------------------------------------------------------------------------------------------------
[     ]    W CVD/Etch          Applied Materials   Prec.5000
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wafer Transfer      Fortend             FWT-2                                           F-5225             693453
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Bake Oven           Blue M              0V-1           GP                               DCC 256C           DCC 508
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Bake Oven           Blue M              OV-2           GP                               DCC-256C           DCC 507
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-12          Nova 2071, Acetone,No            8626/36            012795-TY40703
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-15          Nova 2071, Nova 2015             8626/8636          950928-TY4207
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-16          Nova 2071, Nova 2015             8626/8636          950928-TY4207
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-19                                           8600
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-20                                           8800
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spinner             SVG                 SS-21                                           8600
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Vapor Primer        IMTEC               IMT-2           GP                              STAR-2000          V01015
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspecton Scope     Nikon               Scope
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspecton Scope     PPL/Olympus         Scope          GP                               U-PMYVC            4J00418
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspecton Scope     Irvine Opti Corp    UL-12          GP
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Laser Scribe        Lumonics            LS-2                                            Wafer Mark II      145
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Prober              Signatone                          GP                               S-1007X-5          291-3/90
------------------------------------------------------------------------------------------------------------------------------------
[     ]    QC Lamp             Scientific Product                 GP                               L6094
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinse/Dryer         Verteq              RD-15A         For MS1                          1600-4             5368
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Spin on Glass       Semix               Sog-2          GP                               TR61324(D)         695142
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std.Field Stepper   U Tech Stepper      US-1           GP                               1000               158
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std.Field Stepper   U Tech Stepper      US-6           GP                               1000               417
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Std.Field Stepper   U Tech Stepper      US-9           GP                               1000               416
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide field Stepper  U Tech Stepper      US-15          GP                               1500               696
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide Field Stepper  U Tech Stepper      JS-17          GP                               1100               487
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Wide Field Stepper  U Tech Stepper      LJS-18         GP                               1100               474
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-1           GP                               3D                 8494
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-2           GP                               3D                 8493
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Inspection Scope    Irvine Opti Corp    UL-12          GP                               3D
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-17A                                          1600-3             5190
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-17B                                          1600-3             5191
------------------------------------------------------------------------------------------------------------------------------------
[     ]    PECVD Reactor       Novellus            NV-1           Plasma Pass/ Inter-metal         Concept One        89-17-66
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Rinser/Dryer        Verteq              RD-9B          For WS-9                         1600-3             5138
------------------------------------------------------------------------------------------------------------------------------------


                                     2 OF 3

                       [Chinese translation not available]
                   The Second Lot of IMP Equipment Transfered

------------------------------------------------------------------------------------------------------------------------------------
AREA       TYPE                MANUFACTURE         EQUIP.ID       COMMENTS                         MODEL #           SERIAL #
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]    Hitachi
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------
[     ]
------------------------------------------------------------------------------------------------------------------------------------


                                     3 OF 3

Attachment 4 Products Market and Development

      According to the Memorandum of Understanding Relating to Joint Venture between IMP Inc and NingBo Minghua Microelectronic Co Ltd of China, the detail is added as following:

1.    With the regulation of item 1 of the Memo:

      "b) Process technology IMP will license to the joint venture its mixed signal processes ranging from 2.5-700V. These process technologies are specially developed for analog and mixed signal designs and ideal for low power and high efficient power management Ics.

      f) Standard products The joint venture can expand its scope to cover development of new standard ICs for china market."

The joint venture can:

      1) Sell and spread IMP's present standard products keep the balanced price system with IMP.

      2) Use the process technology to develop new products keep the balanced product configuration with IMP.

      3) Develop new agents (abroad and in China), keep the balanced market net with IMP.

      4) Above items 1,2,3 are subject to seperated agreement.

With the following of the Memo:

      "e) Business: IMP will bring business volume to the joint venture wafer foundry business from its wafer foundry business and from its standard product business. IMP can bring to the joint venture the following business revenue: year 1-u.s.$1.2M: year 2-u.s.$1.8M year 3-u.s.$24M."

      IMP shall supply with:

      1) The detailed list of all products to be transferred, and the description of the product, including: product type, performance and application range, specifications, process type and level, package and the compatible products.

      2) The fabrication cost, market price, marketing form, list of customer and agent, market share etc, for the main products.

      The revenue of the last three years, the contracts on operation, the order volume, the main area and application of sale.

      3) The proportion of foundry entrusted processings is 65%, and IMP's standard products is 35%, respectively.

      4) The expected gross and net profit is 40% and 18% respectively, when fulfilling the revenue which IMP bring to the joint venture.

      In case of less than 70% of expected profit, IMP should make compensation.

      With the following of the Memo:

      "d) Training of the personnel. IMP will train engineers and technicians from Minghua Micro Electronics Co. In IMP's San Jose wafer fabrication plant before the equipment is relocated to China, and also in joint venture fabrication plant in NingBo, China, after the equipment is set up."

      IMP should help the market personnel of Minghua to know and handle the foundry business and standard products business, and give necessary support, so as to develop the market for the joint venture.

With the regulation of item 2 of the Memo:

      "c) Minghua will move their current 4" wafer fabrication operations and processes from BengBu, Anhui to NingBo for the joint venture. The capacity for this 4" facility is approximately 2000 wafers per month."

      The joint venture can produce present products using the 4" processing line and develop new products using that line, the joint venture should keep the line in operation.

With the regulation of item 7 of the Memo:

      "Management and control of the operation. IMP currently has several large wafer fabrication foundry customers such as Microsemi.Intemational rectifier, National semiconductor, Dialog and Tektronix. In order to maintain continuity relative to those businesses it is necessary that IMP will need to manage the joint venture and has the control of the operation for the first three years of operations. After the first three years, Minghua will assume the lead role of management and control of the operation."

      Therefore,

      1) The joint venture can use the processing line to develop the new products except the business supplied by IMP in the first three years.

      2) After that period, IMP should supply the order and keep a good relationship with Minghua.

For Party A (Minghua)                                  For Party B (IMP)


/s/ (sd ---)                                            /s/ (sd ---)
(Signature)                                            (Signature)

Attachment 5 Accounting Procedure

Article 1 Accounting Regulation

      1.1 In accordance with the Accounting System of the Joint Venture Using Chinese and Foreign Investment of the People's Republic of China, this Accounting Procedure is drawn up. As the attachment of the contact for the joint venture of IMP and Minghua, the duration of the regulations of this Accounting Procedure shall agree with the contact.

      1.2 The accounting system and procedure is a part of the business of the joint venture, and shall be responsible to produce accurate and truthful report required.

      The  accounting   system  and  procedure   applicable  to  China  and  its
subordinates shall be adopted by the joint venture.

      1.3 The accounting reports and records of the joint venture shall follow the General Regulation of Accounting and the Implement Rules for Enterprise
Accounting, published by the Ministry of Finance of the People's Republic of China.

      1.4 All Reports shall be recorded in Chinese and English.

      1.5 Renminbi (RMB) shall be basic monetary adopted by the joint venture.

      1.6 The board of directors shall approve the operating capital and expenses in the budget. The general manager has the authority to use the loans from the banks in China. The general manager has the authority to demand shareholders to pay the registered capital as agreed.

      1.7 Any short term operation and cash flow transactions exceeding budget shall require the approval of the board of directors, and handled with relevant tactics and accounting procedure.

Article 2 Calculation of the Paid Up Capital

      The paid up capital of equipment and premise shall be calculated when the equipment is in the site of the joint venture or the construction is finished.

      For the investment of industrial property, Party B shall list the contents (including main processing categories and the typical products of each category). The paid up capital of industrial property shall be calculated as following : 15% of the total investment of industrial property shall be calculated when the joint venture receives the transfer of IMP's related document of processing and products; 35% shall be calculated when the production line of the joint venture is set up; 40% shall be calculated when the joint venture produces the typical products; and 10% when the economic benefit of the joint venture is resulted.

Article 3 Management of Cash and Foreign Currency

      3.1 In accounting, when converting foreign currency into RMB, the foreign exchange rates is fixed on the 1st day of each month, published by the State Administration of Foreign Exchange.

Article 4 Asset & Inventory Calculation

      4.1 Inventory will be calculated based on lower of cost of manufacturing or sale price.

Article 5 Fixed Asset Calculation

      5.1 Fixed assets (Equipment, Machines, Tools, Factory & Other Buildings) shall be based on five year depreciation.

      5.2 Any fixed asset transaction has to be approved by the board of directors.

Article 6 Intangible Assets and Other Assets

      6.1 Intangible Assets (Intellectual Property, Goodwill, etc ) shall at the depreciation rate: full depreciation in five years.

      6.2 Construction Fees: full depreciation in five years.

Article 7 Calculation of Cost and Expenses

      7.1 IMP will provide with cost factors input.

Article 8 Calculation of Sales and Profits

      8.1 Methodology Standard

      8.2 Profit Sharing: Profits shall be shared according to the equity structure of the joint venture.

      8.3 The general manager shall present the profit sharing proposal to the board of directors within 2 months of the financial year end.

Article 9 Account Classification and Accounting Report

      9.1 The un-audited accounting report shall be presented to the management office and shareholders on or before the 10th day of the following month.

      9.2 IMP shall be given the accounting report in both U.S. Dollars and in Renminbi.

      9.3 The accounting report should show budget variances. The general manager should explain major variances from budget.

For Party A (Minghua)                              For Party B (IMP)


/s/ (sd ---)                                       /s/ (sd ---)
(Signature)                                        (Signature)

Attachment 6 Trade Mark License Agreement

      According to the Memorandum of Understanding Relating to Joint Venture between IMP Inc and NingBo Minghua Microelectronic Co Ltd of China, through the consultations about the industrial property and the payment arrangement of compensation. both parties agree with the following:

      The joint venture of IMP and Minghua shall have the rights to use the IMP trade mark. The products made by the joint venture can mark IMP trade mark.

      IMP and the joint venture shall sign a seperate agreement on the terms and conditions of the sales and marketing of IMP standard products and the IMP trade mark.

For Party A (Minghua)                              For Party B (IMP)


/s/ (sd ---)                                       /s/ (sd ---)
(Signature)                                        (Signature)

Attachment 7 Idustrial Proporty

A. IMP's Process Technology

      IMP shall provide with the 34 kinds of processing technology which had been developed before 1999 and recorded on the disc of IMP:

1.  Process C0809-5 Volt Analog
2.  Process C0810 - High Resistance Poly for Analog
3.  Process C1004-5 Volt Digital
4.  Process C1012-5 Volt Digital
5.  Process C1015 - Analog Mixed Mode
6.  Process C1026 - Schottky Diode and Low TC P-Poly Resistor
7.  Process C1027 - Low TC-P-Poly Resistor
8.  Process C1028 - Low TC-P-Poly Resistor
9.  Process C1029 - Schottky Diode and High-Resistance P-Poly Resistor
10. Process C1201 - Digital Double Metal
11. Process Cl202 - Analog Mixed Mode
12. Process C1203 - 2.0GHz
13. Process C1206 - 6.4GHz
14. Process C1209 - EECMOS
15. Process C1210 - Zero Threshold Devices
16. Process C1212 - 12 Volt Bipolar Operation
17. Process C1215 - Low Threshold Devices
18. Process C1216 - 15 Volt Operation
19. Process C1219 - EEPROM
20. Process C1221 - High-Resistance Poly for Analog
21. Process C1225 - BiCMOS
22. Process C1226 - 100V CMOS, Double Metal-Double Poly
23. Process C1227 - 30V Double Metal-Double Poly
24. Process C1229 - 30V Double Metal-Double Poly
25. Process C1230 - Low TCR P-Poly for Analog
26. Process C1231 - 30V Double Metal-Double Poly
27. Process C1232 - EEPROM with Lateral PNP
28. Process C1601 - Analog Mixed Mode
29. Process C3013 - 10 Volt Single Metal Analog
30. Process C3014 - 5 Volt Single Metal Analog
31. Process C3015 - Digital
32. Process C3017 - 10 Volt Analog Mixed Mode
33. Process C3025 - 10 Volt Analog
34. Process C5014 - 5 Volt Analog

      IMP shall provide with the new developed processing technology, including high voltage (100-1000 V) CMOS Processing technology, developed from 1999-2002.

The  processing   technology   provided  by  IMP  shall  include  the  following
catergories. (1.5V 700V analog and mixed signal IC processing technology, more than 40 typies.)

1.    Super low power CCMOS, BiCMOS technology(l.5V - 3.0V)

This technology is suitable to develop super low power circuit for battery or backup, such as PDA, Wireless phone MP3 player battery circuit for mobile phone, cell phone, palm computer.

The typical technology include.

Lot traveler, process flow & specifications, elect para design rules & training.

2. Standrad analog and mixed signal IC processing technology (3V-18V CMOS, BiCMOS, Bipolar).

This technology is suitable to develop standard analog and mixed signal IC, such as PWM circuit, DC.DC conyerter. Power management and regulater circuits.

The typical technology include.

Lot traveler, process flow & specifications, elect para design rules & training.

3. High voltage compatible analog and mixed signal IC processing technology (3V -500V CMOS, BiCMOS, BCD).

This technology is suitable to develop electric power devices, power management and motor drivier Ics.

The typical technology include:

Lot traveler, process flow & specifications, elect para design rules & training.

4.    Super high voltage high current CMOS. BiCMOS. BCD. DMOS technology.

This technology is suitable to develop new electric power devices, motor drivier circuit, conven frequency circuit for home appliances, display drive circuit.

The typical technology include,

Lot traveler, process flow & specifications, elect para design rules & training.

5.    EEPROM, EPROM processing technology

This technology is suitable to develop varies circuits of IC cards.

The typical technology include,

Lot traveler, process flow & specifications, elect para design rules & training.

More detailed technical data than those on the dice of IMP shall he provided as well by IMP, including,

(1) Main steps of the manufacturing process flow

The detailed processing steps, the processing and monitoring requirement for each step shall be included. The format of a ample is shown in Appendix 1 A Sample of Processing Flow.

(2) Detailed layout design rules

The detailed layout design rules for each process technology shall he provided, such as max and min width, max or min space, etc, and with the drawings. The format of a sample is shown in Appendix 2. A Sample of Layout Design Rules.

(3) Technical description for the layout of each layer

For example, there are 20 masks for Process C1026- Schomky Diede and Low TC P-Poly Resister.

The detailed function of each layer of the layout shall he explained.

(4) Technical description for the layout cell library

The detailed technology file of layout design and circuit design, and layout data base library as well as base cell unit layout library, shall be provided. A sample is shown in Appendix 3 A Sample of single poly EEPROM storage cell layout and circuit design.

(5) The cross-section view of the technology process

A sample is shown in Appendix; 4A Sample of the Cross-Section View of the Technology Process.

(6) PCM (Process Control Monitor)

The PCM, layout and circuit for the test device for each process technology shall be provided. The test technique includes: PCM test system; PCM software operation system; the application software for PCM test; circuit and layout design of test device; the device parameter testing method and operation; the test analyzing of the device parameter.

      B. IMP's Products

IMP's process technology can enable the joint venture to produce the following products:

      1. Main products of IMP

      The present products of IMP are mainly in two categories: Power Management circuits and Data Communication circuits. The PM circuits mainly includes five kinds of circuits: PWM control circuit; Low drop regulator; MPU monitor circuit; General series bus power management circuit; Field effect LED drive circuit, etc. The DC circuits mainly includes three kinds of circuits: General asynchronous receive and transmit circuit; Single SCSI interface circuit; Multi-model LVD SCSI interface circuit, etc.

1.1 Power Management

1.1.1 PWM Controllers

Key Features

      o     384x Series Pinout with BiCMOS Technology
      o     Zero Cross-Conduction Current by Design
      o     65ns Maximum Current-Sense Delay
      o     120uA Maximum Start-Up Current
      o     1.5uA Maximum Operating Current
      o     High Output Current Drive
            -     -1 A, IMP38HC4x
            -     -0.5 A, IMP38C4x
      o     20V Maximum Supply Voltage
      o     Trimmed Oscillator Discharge Current

--------------------------------------------------------------------------------
Part Number      Start Up       Minimum       Maximum Duty     Peak Output Drive
                 Voltage        Operating     Cycle
                                Voltage
--------------------------------------------------------------------------------
IMP38C42         14.5V          9.0V          96%              0.5A
--------------------------------------------------------------------------------
IMP38C43         8.4V           7.6V          96%              0.5A
--------------------------------------------------------------------------------
IMP38C44         14.5V          9.0V          50%              0.5A
--------------------------------------------------------------------------------
IMP38C45         8.4V           7.6V          50%              0.5A
--------------------------------------------------------------------------------
IMP38HC42        14.5V          9.0V          96%              1.0A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMP38HC43        8.4V           7.6V          96%              1.0A
--------------------------------------------------------------------------------
IMP38HC44        14.5V          9.0V          50%              1.0A
--------------------------------------------------------------------------------
IMP38HC45        8.4V           7.6V          50%              1.0A
--------------------------------------------------------------------------------
Pin-for-Pin Enhanced Replacements for Micrel MIC38C/HC4x and GMT38C4x/HC4x
--------------------------------------------------------------------------------

1.1.2 Low Dropout Voltage Regulators

1. IMP37 LDO

Key Features

      o     Low Dropout Voltage

            o     0.8V maximum at l00mA

            o     0.95V maximum at 800mA

            o     Reduced Quiescent Current: 75uA Maximum

            o     20% lower dropout voltage than "1117" LDO regulators

      o     l% Trimmed 2.5V, 3.0V and 3.3V Outputs

      o     Up to 5.5V input voltage

      o     "1117" Pin Compatible

      o     Guaranteed Low Dropout Voltage at Multiple Current Levels

      o     High-efficiency linear power supplies

      o     Post regulator for switching supplies

      o     5V to 3.3V linear regulators

2. IMP2xxx LDOS

--------------------------------------------------------------------------------------------------
IMP Base     Output         Minimum   Shutdown Pin    Adjust   Error      Reference     Telcom
Part         Voltage        Output                    Pin      Flag       Bypass Pin    Equivalent
Number                      Current                            Output
                            (mA)
--------------------------------------------------------------------------------------------------
IMP2014      Fixed          60        X                                   X             TC1014
             Options(7)
--------------------------------------------------------------------------------------------------
IMP2015      Fixed          110       X                                   X             TC1015
             Options(7)
--------------------------------------------------------------------------------------------------
IMP2054      Fixed          60        X                        X                        TC1054
             Options(7)
--------------------------------------------------------------------------------------------------
IMP2055      Fixed          110       X                        X                        TC1055
             Options(7)
--------------------------------------------------------------------------------------------------
IMP2070      Adjustable     60        X               X                                 TC1070
--------------------------------------------------------------------------------------------------
IMP2071      Adjustable     110       X               X                                 TC1071
--------------------------------------------------------------------------------------------------
IMP2185      Fixed          160       X                                   X             TC1185
             Options(7)
--------------------------------------------------------------------------------------------------
IMP2186      Fixed          160       X                        X                        TC1186
             Options(7)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
IMP2187      Adjustable     160       X                                                 TC1187
--------------------------------------------------------------------------------------------------
Notes:      1.    Fixed Output Voltage  Options are: 2.5V,  2.7V,  2.85V,  3.0V,
                  3.3V, 3.6V, and 4.0V.
            2.    IMP2070, IMP2071 and IMP2187 have adjustable outputs.
--------------------------------------------------------------------------------------------------

1.1.3 Microprocessor Supervisors

1. IMP1232LP

      o     5V Low Power Supervisor

      o     User selectable threshold tolerance via TOL pin

            o     5% for 4.74V max. threshold and 10% for 4.49V

      o     Selectable watchdog timer period via TD pin: 150ms/610ms/1.2sec

      o     40% lower power supply current than Dallas

            o     30m A maximum (IMP) vs 50m A for Dallas

2. IMP1832

      o     3.0/.3V Low Power Supervisor

      o     User selectable threshold tolerance via TOL pin

            o     10% for 2.97V max. threshold and 20% for 2.64V max threshold

      o     Selectable watchdog timer period via TD pin: 150ms/610ms/1.2sec

      o     40% lower power supply current than Dallas

            o     20m A maximum (IMP) vs 35m A for Dallas

3. IMP161, IMP162

      o     Edge triggered manual reset input

      o Low supply current extends battery life Low supply current makes the IMP161/162 ideal for use in battery operated equipment.

      o     Single pulse output CMOS/TTL logic or switch interface

      o With 3V supplies power consumption is 8m W typically and 30m W maximum

4. IMP1810/1811/1812/1815/1816/1817/1834/1834A/1834D

--------------------------------------------------------------------------------
IMP Part             Output Stage           RESET Polarity         System Supply
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IMP1810              Push-Pull              LOW                    5V
--------------------------------------------------------------------------------
IMP1811              Open-Drain             LOW                    5V
--------------------------------------------------------------------------------
IMP1812              Push-Pull              HIGH                   5V
--------------------------------------------------------------------------------
IMP1815              Push-Pull              LOW                    3/3.3V
--------------------------------------------------------------------------------
IMP1816              Open-Drain             LOW                    3/3.3V
--------------------------------------------------------------------------------
IMP1817              Push-Pull              HIGH                   3/3.3V
--------------------------------------------------------------------------------
IMP1834              Push-Pull              LOW                    3.3/5V
--------------------------------------------------------------------------------
IMP1834A             Open-Drain             LOW                    3.3/5V
--------------------------------------------------------------------------------
IMP1834D             Push-Pull              HIGH                   3.3/5V
--------------------------------------------------------------------------------

5. IMP1233D and 1233M

--------------------------------------------------------------------------------
IMP Part            Reset Threshold        Maximum Supply         Package
                                           Current
--------------------------------------------------------------------------------
IMP1233MS-55        4.625V                 20 microamperes        8-pin, SO
--------------------------------------------------------------------------------
IMP1233MS-5         4.375V                 20 microamperes        8-pin, SO
--------------------------------------------------------------------------------
IMP1233MS-3         2.720V                 20 microamperes        8-pin, SO
--------------------------------------------------------------------------------
IMP1233DZ-5         4.625V                 20 microamperes        4-pin, SOT-223
--------------------------------------------------------------------------------
IMP1233DZ-15        4.125V                 20 microamperes        4-pin, SOT-223
--------------------------------------------------------------------------------
IMP1233DZ-10        4.375V                 20 microamperes        4-pin, SOT-223
--------------------------------------------------------------------------------

6. IMP690A, IMP692A, IMP802L/M, and IMP805L

--------------------------------------------------------------------------------
IMP Part No      RESET           Threshold          Power Fail         Watchdog
                 Polarity        Voltage            Threshold          Function
                                                    Accuracy
--------------------------------------------------------------------------------
IMP690A          LOW             4.65V              4%                 YES
--------------------------------------------------------------------------------
IMP692A          LOW             4.40V              4%                 YES
--------------------------------------------------------------------------------
IMP802L          LOW             4.65V              2%                 YES
--------------------------------------------------------------------------------
IMP802M          LOW             4.40V              2%                 YES
--------------------------------------------------------------------------------
IMP805L          HIGH            4 40V              4%                 YES
--------------------------------------------------------------------------------

7. IMP706P/R/S/T/J, IMP708P/R/S/T/J, IMP705, IMP706, IMP707, IMP708, and IMP813L

--------------------------------------------------------------------------------
IMP Part No       RESET         Manual      Watchdog    Threshold Voltage
                                RESET       Timer
--------------------------------------------------------------------------------
IMP706P           LOW           YES         YES         2.63V
--------------------------------------------------------------------------------
IMP706R/S/T/J     HIGH          YES         YES         2.63V/2.93V/3.08V/ 4.0V
--------------------------------------------------------------------------------
IMP708R/S/T/J     LOW and       YES         NO          2.63V/2.93V/3.08V/ 4.0V
                  HIGH
--------------------------------------------------------------------------------
IMP705            LOW           YES         YES         4.65V
--------------------------------------------------------------------------------
IMP706            LOW           YES         YES         4.40V
--------------------------------------------------------------------------------
IMP707            LOW and       YES         NO          4.65V
                  HIGH
--------------------------------------------------------------------------------
IMP708            LOW and       YES         NO          4.40V
                  HIGH
--------------------------------------------------------------------------------
IMP813            HIGH          YES         YES         4.65V
--------------------------------------------------------------------------------

8. IMP809, IMP810, IMP811, IMP812

      o     Low Power, Low Cost Microprocessor Supervisors

      o     75% Lower Power Supply Current than Maxim

--------------------------------------------------------------------------------
                              IMP809     IMP810        IMP811           IMP812
--------------------------------------------------------------------------------
Package Pins                  3          3             4                4
--------------------------------------------------------------------------------
Package Type                  SOT-23     SOT-23        SOT-143          SOT-143
--------------------------------------------------------------------------------
Manual Reset                                           o                o
--------------------------------------------------------------------------------
Active HIGH RESET Output                 o                              o
--------------------------------------------------------------------------------
Active LOW RESET Output       o                        o
--------------------------------------------------------------------------------

1.1.4 Universal Serial Bus

      Power Management Products

-------------------------------------------------------------------------------------------------------------------
IMP Part Number    Package       Operating Temperature                  # of          Output Resistance      Enable
                                 Range                                  Switches      (milli-ohms)           Logic
-------------------------------------------------------------------------------------------------------------------
IMP2524-1BWM       16-SO         -40[degrees]C to +85[degrees]C         4             140.0                  HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2524-2BWM       16-SO         -40[degrees]C to +85[degrees]C         4             140.0                  LOW
-------------------------------------------------------------------------------------------------------------------
IMP2524-1BN        16-DIP        -40[degrees]C to +85[degrees]C         4             140.0                  HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2524-2BN        16-DIP        -40[degrees]C to +85[degrees]C         4             140.0                  LOW
-------------------------------------------------------------------------------------------------------------------
IMP2525-1BM        8-SO          -40[degrees]C to +85[degrees]C         1             140.0                  HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2525-2BM        8-SO          -40[degrees]C to +85[degrees]C         1             140.0                  LOW
-------------------------------------------------------------------------------------------------------------------
IMP2525-1BN        8-DIP         -40[degrees]C to +85[degrees]C         1             140.0                  HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2525-2BN        8-DIP         -40[degrees]C to +85[degrees]C         1             140.0                  LOW
-------------------------------------------------------------------------------------------------------------------
IMP2525A-1BM       8-SO          -40[degrees]C to +85[degrees]C         1             70.0                   HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2525A-2BM       8-SO          -40[degrees]C to +85[degrees]C         1             70.0                   LOW
-------------------------------------------------------------------------------------------------------------------
IMP2525A-1BN       8-DIP         -40[degrees]C to +85[degrees]C         1             70.0                   HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2525A-2BN       8-DIP         -40[degrees]C to +85[degrees]C         1             70.0                   LOW
-------------------------------------------------------------------------------------------------------------------
IMP2526-1BM        8-SO          -40[degrees]C to +85[degrees]C         2             140.0                  HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2526-2DM        8-SO          -40[degrees]C to +85[degrees]C         2             140.0                  LOW
-------------------------------------------------------------------------------------------------------------------
IMP2526-1BN        8-DIP         -40[degrees]C to +85[degrees]C         2             140.0                  HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2526-2BN        8-DIP         -40[degrees]C to +85[degrees]C         2             140.0                  LOW
-------------------------------------------------------------------------------------------------------------------
IMP2527-1BWM       16-SO         -40[degrees]C to +85[degrees]C         4             300.0                  HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2527-2BWM       16-SO         -40[degrees]C to +85[degrees]C         4             300.0                  LOW
-------------------------------------------------------------------------------------------------------------------
IMP2527-1BN        16-DIP        -40[degrees]C to +85[degrees]C         4             300.0                  HIGH
-------------------------------------------------------------------------------------------------------------------
IMP2527-2BN        16-DIP        -40[degrees]C to +85[degrees]C         4             300.0                  LOW
-------------------------------------------------------------------------------------------------------------------

1.1.5 Electroluminescent Lamp Drivers

      IMP offers a full line of Electroluminescent (EL) lamp driver integrated circuits. The four EL lamp driving functions are integrated on chip. These are the switch-mode power supply, its high-frequency oscillator, the high voltage H-bridge lamp driver and its low-frequency oscillator.

-----------------------------------------------------------------------------------------------
IMP Part     Packages                  Input Voltage      Output Voltage      Number of Drivers
Number                                 Range (V)          (Vpp)
-----------------------------------------------------------------------------------------------
IMP522       10-MicroSO                2.0 to 6.5V        220                 2
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
IMP525       8-SO, 8-MicroSO, Die      0.9 to 2.5V        112                 1
-----------------------------------------------------------------------------------------------
IMP527       8-SO, 8-MicroSO, Die      0.9 to 2.5V        180                 1
-----------------------------------------------------------------------------------------------
IMP528       8-SO, 8-MicroSO, Die      2.0 to 6.5         220                 1
-----------------------------------------------------------------------------------------------
IMP560       8.SO, 8-MicroSO, Die      2.0 to 6.5         120                 1
-----------------------------------------------------------------------------------------------
IMP803       8-SO, 8-MicroSO, Die      2.0 to 6.5         180                 1
-----------------------------------------------------------------------------------------------

1.1.6 PCM Digital Switch

IMP8980D PCM Digital Switch

Key Features

      o     ST-BUS compatible

      o     8-line x 32-channel inputs

      o     8-line x 32-channel outputs

      o     256 ports non-blocking switch

      o     Single power supply (+5V)

      o     3OmW power consumption

      o     Microprocessor-control interface

      o     Pin-compatible with Mitel MT8980

1.2 Data Communication

1.2.1 UART Products

          ----------------------------------------------------
          Part Number              Description
          ----------------------------------------------------
          IMP16C450                UART
          ----------------------------------------------------
          IMPI6C550                UART with FIFO
          ----------------------------------------------------
          IMP16C552                Dual UART with Parallel Port
          ----------------------------------------------------
          IMP16C554                Quad UART
          ----------------------------------------------------
          IMP68C681                DUART: Phillilps Compatible
          ----------------------------------------------------
          IMP88C681                DUART: Phillilps Compatible
          ----------------------------------------------------
          IMP82C684                DUART: Phillilps Compatible
          ----------------------------------------------------

1.2.2 Single Ended SCSI Terminators

      IMP5111/5112 9-line, Non-Linear SCSI

      IMP5115 9-line, Non-Linear SCSI

      IMP5121 27-line, Non-Linear SCSI

      IMP5218 9-line, Non-Linear SCSI

      IMP5219 9-line, Non-Linear SCSI

      IMP5225 18-line, Non-Linear SCSI

      IMP5226 18-line, Non-Linear SCSI

1.2.3 Multimode LVD SCSI Terminators

-------------------------------------------------------------
Part Number     Packages          Max. Output       Cross
                                  Capacitance       Reference
-------------------------------------------------------------
IMP5241         36P-SSOP          3pF               DS2118M
                24P-TSSOP                           UCC5630
-------------------------------------------------------------
IMP5242         36P-SSOP          3pF
                24P-TSSOP
-------------------------------------------------------------
 All IMP multimode devices are Hot Swap capable
-------------------------------------------------------------

      IMP shall provide with integrated technical information for the design and manufacture of the products, including;

      (1)   Circuit schematic and logic diagram;

      (2)   Physical layout;

      (3)   Working masks;

      (4)   Testing method for the product;

      (5)   Package type and manufacture.

2 List of the standard products of IMP

Part of the standard products of IMP is listed as following;

IMP1232LP        IMP1233DZ-15         IMP1810R-15         IMP1812R-15
IMP1232LPCMA     IMP1233DZ-5          IMP1810R-5          IMP1812R-5
IMP1232LPEMA     IMP1233M-3           IMP1811-10          IMP1815-10
IMP1232LPN       IMP1233M-5           IMP1811-15          IMP1815-20
IMP1232LPS       IMP1233M-55          IMP1811-5           IMP1815-5
IMP1232LPS-2     IMP1233MS-3          IMP1811R-10         IMP18l5R-10
IMP1232LPSN      IMP1233MS-5          IMP1811R-15         IMP1815R-20
IMP1232LPSN-2    IMP1233MS-55         IMP1811R-5          IMP1815R-5
IMP1233D-10      IMP1810-10           IMP1812-10          IMP1816-10
IMP1233D-15      IMP1810-15           IMP1812-15          IMP1816-20
IMP1233D-5       IMP1810-5            IMP1812-5           IMP1816-5
IMP1233DZ-10     IMP1810R-10          IMP1812R-10         IMP1816R-10

IMP1816R-20      IMP38C44ESA          IMP5241CPW          IMP707CPA
IMP1816R-5       IMP38C44ESD          IMP5242CDB          IMP707CSA
IMP1817-10       IMP38C45EMA          IMP5242CPW          IMP707CUA
IMP1817-20       IMP38C45EPA          IMP5245CPW          IMP707EPA
IMP1817-5        IMP38C45EPD          IMP5246CPW          IMP707ESA
IMP1817R-10      IMP38C45ESA          IMP525EMA           IMP708CPA
IMP1817R-20      IMP38C45ESD          IMP525ESA           IMP708CSA
IMP1817R-5       IMP38HC42EMA         IMP690ACPA          IMP708CUA
IMP1832          IMP38HC42EPA         IMP690ACSA          IMP708EPA
IMP1832EMA       IMP38HC42EPD         IMP690AEPA          IMP708ESA
IMP1832S         IMP38HC42ESA         IMP690AESA          IMP708RCPA
IMP1834          IMP38HC42ESD         IMP692ACPA          IMP708RCSA
IMP1834A         IMP38HC43EMA         IMP692ACSA          IMP708RCUA
IMP1834AEMA      IMP38HC43EPA         IMP692AEPA          IMP708REPA
IMP1834AS        IMP38HC43EPD         IMP692AESA          IMP708RESA
IMP1834D         IMP38HC43ESA         IMP705CPA           IMP708SCPA
IMP1834DEMA      IMP38HC43ESD         IMP705CSA           IMP708SCSA
IMP1834DS        IMP38HC44EMA         IMP705CUA           IMP708SCUA
IMP1834EMA       IMP38HC44EPA         IMP705EPA           IMP708SEPA
IMP1834S         IMP38HC44EPD         IMP705ESA           IMP708SESA
IMP2525-1BM      IMP38HC44ESA         IMP706CPA           IMP708TCPA
IMP2525-1BN      IMP38HC44ESD         IMP706CSA           IMP708TCSA
IMP2525-2BM      IMP38HC45EMA         IMP706CUA           IMP708TCUA
IMP2525-2BN      IMP38HC45EPA         IMP706EPA           IMP708TEPA
IMP2525A-1BM     IMP38HC45EPD         IMP706ESA           IMP708TESA
IMP2525A-1BN     IMP38HC45ESA         IMP706PCPA          IMP802LCPA
IMP2525A-2BM     IMP38HC45ESD         IMP706PCSA          IMP802LCSA
IMP2525A-2BN     IMP5111CDP           IMP706PCUA          IMP802LEPA
IMP2526-1BM      IMP5111CPWP          IMP706PEPA          IMP802LESA
IMP2526-1BN      IMP5112CDP           IMP706PESA          IMP802MCPA
IMP2526-2BM      IMP5112CPWP          IMP706RCPA          IMP802MCSA
IMP2526-2BN      IMP5115CD            IMP706RCSA          IMP802MEPA
IMP38C42EMA      IMP5115CDW           IMP706RCUA          IMP802MESA
IMP38C42EPA      IMP5115CPWP          IMP706REPA          IMP803IMA
IMP38C42EPD      IMP5121CDB           IMP706RESA          IMP803LG
IMP38C42ESA      IMP5121CPW           IMP706SCPA          IMP805LCPA
IMP38C42ESD      IMP5218CDW           IMP706SCSA          IMP805LCSA
IMP38C43EMA      IMP5218CPW           IMP706SCUA          IMP805LEPA
IMP38C43EPA      IMP5219CDW           IMP706SEPA          IMP805LESA
IMP38C43EPD      IMP5219CPW           IMP706SESA          IMP809JEUR
IMP38C43ESA      IMP5225CDB           IMP706TCPA          IMP809LEUR
IMP38C43ESD      IMP5225CDWP          IMP706TCSA          IMP809MEUR
IMP38C44EMA      IMP5226CDB           IMP706TCUA          IMP809REUR
IMP38C44EPA      IMP5226CDWP          IMP706TEPA          IMP809SEUR
IMP38C44EPD      IMP5241CDB           IMP706TESA          IMP809TEUR

IMP810JEUR       IMP8l3LEPA           IMP2054-3.0JUK/T    IMP2185-4.0JUK/T
IMP810LEUR       IMP813LESA           IMP2054-3.3JUK/T    IMP2185-5.0JUK/T
IMP810MEUR       IMP2014-2.5JUK/T     IMP2054-3.6JUK/T    IMP2186-2.5JUK/T
IMP810REUR       IMP2014-2.7JUK/T     IMP2054-4.0JUK/T    IMP2186-2.7JUK/T
IMP810SEUR       IMP2014-2.85JUK/T    IMP2054-5.0JUK/T    IMP2186-2.85JUK/T
IMP810TEUR       IMP2014-3.0JUK/T     IMP2055-2.5JUK/T    IMP2186-3.0JUK/T
IMP811JEUS       IMP2014-3.3JUK/T     IMP2055-2.7JUK/T    IMP2186-3.3JUK/T
IMP811LEUS       IMP2014-3.6JUK/T     IMP2055-2.85JUK/T   IMP2186-3.6JUK/T
IMP811MEUS       IMP2014-4.0JUK/T     IMP2055-3.0JUK/T    IMP2186-4.0JUK/T
IMP811REUS       IMP2014-5.0JUK/T     IMP2055-3.3JUK/T    IMP2186-5.0JUK/T
IMP811SEUS       IMP2015-2.5JUK/T     IMP2055-3.6JUK/T    IMP2l87JUK/T
IMP811TEUS       IMP2015-2.7JUK/T     IMP2055-4.0JUK/T    IMP37-25JST
IMP812JEUS       IMP2015-2.85JUK/T    IMP2055-5.0JUK/T    IMP37-30JST
IMP812LEUS       IMP2015-3.0JUK/T     IMP2070JUK/T        IMP37-33JST
IMP812MEUS       IMP2015-3.3JUK/T     IMP2071JUK/T        IMP37-25JCM
IMP812REUS       IMP2015-3.6JUK/T     IMP2185-2.5JUK/T    IMP37-30JCM
IMP812SEUS       IMP2015-4.0JUK/T     IMP2185-2.7JUK/T    IMP37-33JCM
IMP812TEUS       IMP2015-5.0JUK/T     IMP2185-2.85JUK/T   IMP8980DE
IMP813LCPA       IMP2054-2.5JUK/T     IMP2185-3.0JUK/T    IMP8980DP
IMP813LCSA       IMP2054-2.7JUK/T     IMP2185-3.3JUK/T
IMP813LCUA       IMP2054-2.85JUK/T    IMP2185-3.6JUK/T

      IMP shall provide with the relevent certificatation materials of the industrial proporty transferred to the joint venture, including: the copy of certificate for patents or trade mark etc.

Appendix 1 A Sample of Processing Flow

Appendix 2 A Sample of Layout Design Rule

For Party A (Minghua)                       For Party B (IMP)


/s/ (sd ---)                                /s/ (sd ---)
(Signature)                                 (Signature)

                    The Regulation of IMP&MH Microelectronic
                            Limited Liability Company

Chapter 1 General provisions

Article 1

      In accordance with the contract for the joint venture of IMP&MH Microelectronic Co. Ltd (hereafter referred to as the joint venture), which was concluded in the light of the law of the People's Republic of China on Joint Venture Using Chinese and Foreign Investment and other relevant Chinese laws and regulations through the investment of IMP Company (hereafter referred to as Party B) and Minghua Microelectronic Investment Company (the original Minghua Microelectronic Company, hereafter referred to as Party A) in Ningbo, Zhejiang,
on           , 2002, this regulations of the joint venture is drawn up.

Article 2

      The name of the joint venture is [Chinese translation not available]

      The name in English is IMP&MH Microelectronic Co. Ltd.

      The legal address of the joint venture is at:

            [Chinese translation not available]

Article 3

      The name and legal address of both parties are as follows:

      Party A: Minghua Microelectronic Investment Co. Ltd; registered in Ningbo, zhejiang.

      Legal address: [Chinese translation not available]

      Legal representative: Name: [Chinese translation not available]

            Position: Chairman of the board

            Nationality: Chinese

      Party B: IMP Inc. registered in USA.

      Legal address: 2830 North first St., San Jose, CA 94134

      Legal representative: Name: Subbarao Pinamaneni

            Position: Chairman of the board

            Nationality: American

      Any changes of aforementioned with one party shall be noticed to the joint venture and to the other party. Otherwise, the joint venture and the other Party shall not be responsible for the legal consequences arouse from the changes.

Article 4

      The joint venture is a limited liability company.

Article 5

      The joint venture is a legal person in China. All activities of the joint venture shall be governed by the laws, decrees, pertinent rules and regulations of the People's Republic of China.

Chapter 2 The Purpose, Scope of Business

Article 6

      The goals of the parties of the joint venture are to enhance economic co-operation and technical exchanges, to improve the product quality, develop new products, and gain a competitive position in the world market in quality and price by adopting advanced and appropriate technology and scientific management methods, so as to raise economic results and ensure satisfactory economic benefits for each investor.

Article 7

      The business scope of the joint venture is to design, develop, produce and sell Integrated Circuits, and products of electronic modules and software as well.

Article 8

      The production capacity of simeconductor electric power devices and others, after the joint venture is put into operation, shall be 12,000 wafers per month (5 inch wafer, l2mask process, 0.65 micron level).

      The production scale may be increased up to 40,000 with the development of the production and operation. The wafer varieties may be developed into 6 - 8 inch, 0.5 micron level.

Article 9

      The products of the joint venture will be sold both on the Chinese and the overseas market, the export portion accounts for 90%, and 10% for the domestic market, for the first three years.

Chapter 3 Total Amount of Investment and the Registered Capital

Article 10

      The total amount of investment of the joint venture is RMB 248.24 million Yuan (including US$ 400 million).

      The registered capital of the joint venture is RMB 152 million Yuan.

Article 11

      Of the registered capital: Party A pay RMB 76 million Yuan, accounting for 50% of the registered capital;

      Party B pay RMB 76 million Yuan, accounting for 50%.

Article 12

      The registered capital of the joint venture shall be paid by Party A and Party B respectively within the allotted time, in the form and quantities according to the provisions of the contract of the joint venture.

Article 13

      Within 15 days on any installment payment of the registered capital of the joint venture, paid by

      Party A or Party B, the joint venture shall invite the certified accountant registered in China to check it and produce the report of the capital checking. Within 30 days on receiving the report of the capital checking, the joint venture shall produce the certificate of investment to the party and report to the original examination and approval authority and the administration department of business on file.

Article 14

      Within the duration of the joint venture, the registered capital of the joint venture shall not be decreased. Any adjustment of the registered capital and the total amount of investment shall be reported to and approved by the examination and approval authority.

Article 15

      In case any party to the joint venture intends to assign all or part of his investment subscribed to a third party, the party shall ask for the agreement of the other party, and the other part has preemptive rights to buy where the condition is the same.

Article 16

      Any increase or transfer of the registered capital shall be unanimously approved by the board and reported to the original examination and approval authorities for approval, and shall be handled and registered at the administration department of business.

Article 17

      The shortage between the total investment and registered capital of the joint venture, and the working capital dollar required by the joint venture shall be lent from banks in China or overseas.

      Without the advanced agreement with the other party, any party shall not raise a mortgage or other creditor's rights on all or part of his investment.

Chapter 4 The board of Directors

Article 18

      The date of registration of the joint venture shall be the date of the establishment of the board of directors of the joint venture. The highest authority of the joint venture shall be its board of directors.

Article 19

      The board of directors is composed of 9 directors, of which 5 shall be appointed by Party A, 4 by Party B. the chairman shall be appointed by Party A, and the vice president (one person) by Party B. The term of office for the directors, chairman and vice-chairman is three years, their term of office may be renewed if continuously appointed by the relevant party.

      About the appointment or the dismissal of the director, one party shall notice the other party in writings and report the administration department of business on file.

Article 20

      The board of the joint venture shall decide all major issues concerning the joint venture, including:

      1)    Amendment of the regulation of the joint venture;

      2) Separating of the joint venture or merging with the other economic units;

      3)    Termination of the joint venture;

      4)    Increase  of  the  registered   capital  and  the  total  amount  of
            investment or the transfer of the investment;

      5)    The investment by the joint venture to other economic units;

      6)    Setting up of branches or affiliated units of the joint venture;

      7) Proposal of annual profit disposal of the joint venture after taxing;

      8) Allocations for reserve funds, expansion funds of the joint venture and welfare founds for staff and workers;

      9)    Major financial expenditure;

      10) Annual and long term plan on production, sales and such development plans, etc, of the joint venture;

      11)   Any loan or guarantor provided by the joint venture;

      12) The setting of the basic configuration of the joint venture, including the positions of management staff;

      13)   Internal regulations of the joint venture;

      14) Appointment, dismissal and rewards for high-ranking management personnel;

      15)   Engaging of certified accountant, auditor or lawyer, etc.;

      16)   Lawsuits or arbitration arising from the joint venture;

      17)   Sale of the fixed assets of the joint venture;

      18)   Other issues for the approval of its directors judged by the board,

Unanimous approval shall be required for the following:

1)    Amendment of the regulation of the joint venture;

2)    Termination of the joint venture;

3)    Adjustment of the registered capital of the joint venture;

4) Separations of the joint venture or merging with the other economic unities;

5) Transfer of the stock ownership of the joint venture by one party or more parties;

6) Mortgage of the stock ownership of the joint venture by one party or more parties;

7)    Mortgage of the assets of the joint venture;

8)    Issues judged by the board for the unanimous approval of its directors.

As for other matters, approval by majority or a simple majority shall be required.

Article 21

      The chairman of the board is the legal representative of the joint venture. Should the chairman be unable to exercise his responsibilities for any reason, he shall authorize the vice-chairman or any other directors to represent the joint venture temporarily. In case the chairman fails to exercise his responsibilities and to authorize other person explicitly, the vice-chairmen shall exercise the chairman's responsibilities.

Article 22

      The board of directors shall convene at least one meeting every year. The meeting shall be called and presided over by the chairman of the board. The chairman may convene an interim meeting based on a proposal made by more than on third of the total member of directors. Minutes of the meetings shall be placed on file.

      The notice about convening the meeting of the board shall include the meeting's date, place and agenda, etc., and shall be distributed to all the directors in writings 30 days before the convening of the meeting.

Article 23

      More than two third of the number of directors of the board present at the meeting (including the interim meeting) shall be required. Each director has one ballot for voting.

Article 24

      All parties shall be voluntary to ensure the directors entrusted by them respectively present at the meeting of the board. Should the director be unable at the meeting, he shall entrust other person at meeting with the commission notice.

Article 25

      Should the directors entrusted by one party or parties be unable at the meeting of the board and fail to entrust other person, therefore the board should not make the resolutions to the major matters concerning the joint venture according to the law and regulations, and to the contract and this regulation of the joint venture, within 30 days, the other party may notice the party or parties unable at the meeting and not entrusting other person at meeting to urge them to be present at the meeting on the specified date at their legal address.

Article 26

      Aforementioned urging notice shall be delivered in double-registered letter and 60 days before the date of convening the meeting specified, and shall give indication that the party noticed should reply whether or not to be present at the meeting of the board within 45 days of the notice being delivered. Should the party noticed be unable reply to the noticing party within 45 days after the notice being delivered, or should the noticed party reply not to be present at the meeting, the noticed party shall be deemed to abstain from voting. On receiving the receipt of the double-registered letter, the director entrusted by the noticing party and other directors may convene the special meeting of the board and then make effective resolution to the major matters concerning the joint venture with the unanimous approval of the directors presented at the meeting, even if the number of directors is less than legal number.

      As for the matters requiring the resolution of the board before action, the chairman of the board may ask for the opinion of all the directors in writings. With the approval of more than legal number of directors in writings, the resolution of the matter shall be deemed as the resolution of the conventional meeting.

Article 27

      The director of the board who has no management position in the joint venture shall not be paid by the joint venture. All the relevant expenses to hold the meeting of the board shall be beard by the joint venture.

Chapter 5 Business management Office

Article 28

      The joint venture shall establish a management office which shall be responsible for its daily management. The management office shall have a general manager, recommended by Party B; 4 deputy general managers recommended by Party
A. The general manager and deputy general managers, whose terms of office is 3 years, shall be appointed by the board of directors. The general manager shall be appointed from the non-chairman party. The term of office of the general and deputy general managers may be renewed if continuously appointed by the board.

Article 29

      The responsibility of the general manager is to carry out the decisions of the board, to organize and conduct the daily management of the joint venture. The deputy general managers shall assist the general manager in his work, and exercise the necessary daily management of the general manager for the normal business operation at the absence of the general manager. Co-decision by the general and deputy general managers on the major matters shall be required. The scope of the general and deputy general managers' function shall be discussed and decided by the board.

      Several department managers may be appointed by the management office, they shall be responsible for the work in various departments respectively, handle the matters handed over by the general manager and deputy general managers and shall be responsible to them.

Article 30

      The general manager, deputy general manager and other department manager shall perform his duty seriously and shall not hold a manager position or not be an employee of other companies concurrently.

      In case of graft or serious dereliction of duty on the part of general manager and deputy managers, the board of directors shall dismiss them through the resolution of the meeting of the board at any time.

Article 31

      The setting of departments of the joint venture and their structures shall be planned by the general manager and deputy manager and decided by the board. The setting of other units and other positions of non-management personnel shall be decided by the general manager and deputy managers.

Article 32

      In case of graft or serious dereliction of duty on the part of high-ranking management personnel, the board of directors shall have the power to dismiss them at any time.

Chapter 6 Finance and Accounting

Article 33

      In accordance with Chinese laws and regulations and the rules of finance administration, the joint venture shall establish the system of finance and accounting, to carry out the financial management of the joint venture under the responsibility of the general manager.

Article 34

      The fiscal year of the joint venture shall be the same as the Gregorian calendar. The first fiscal year shall be from the date of registration of the joint venture to December 31st of that year. IMP will prefer the fiscal year to match with IMP fiscal year which is April 1st to March 31st.

Article 35

      All vouchers, receipts, statistic statement and reports shall be written in Chinese, if written in English, additional explanation in Chinese shall be required.

Article 36

      RMB shall be the basic monetary adopted by the joint venture for accounting. The converting of RMB to other foreign monetary shall be in accordance with the mid exchange rate published by the State Administration of Foreign Exchange in due time.

Article 37

      The joint venture shall open a foreign exchange account with the Bank of China or with other banks approved to do the foreign exchange business by the People's Bank of China.

Article 38

      The joint venture shall adopt the system of duties and rights, and accounting of loan with current international standard.

Article 39

      In the first three months of each fiscal year, the manager shall prepare the previous year's balance sheet, profit and loss statement and proposal regarding the disposal of profits, and submit them to the board of directors for examination.

Article 40

      On promising to keep the business secrets in advance, any party of the joint venture may employ an auditor at its own expenses to undertake the accounting checking and examination. The joint venture shall give its consent for that.

Article 41

      In accordance with Rules for the Implementation of the Income Tax Law of the People's Republic of China to Foreign Enterprise and Enterprise Using Foreign Investment, the board of the joint venture shall decide the number of years set for the depreciation of fixed assets of the joint venture.

Article 42

      The joint venture shall handle the matter of foreign exchange according to the relevant rules of China about the foreign exchange management, and keep the balance of the foreign exchange of the joint venture.

Chapter 7 Disposal of Profits

Article 43

      Allocations for reserve funds, expansion funds of the joint venture and welfare funds and bonus for staff and workers shall be set aside from the profits after payment of income tax. If the proportion of allocations of reserve funds is no less than 15% of the profits after payment of income tax, the decision by the board of the joint venture shall be required.

Article 44

      Within 4 months after the end of previous fiscal year, the board of the joint venture shall decide the profit dividends after payment of various taxes and allocation of various funds according to the actual conditions of the joint venture. The share dividends shall be distributed with the proportion of registered capital actually invested by each party.

      Without making up the loss of previous fiscal years, the joint venture shall not draw dividends. The un-allotted profits of previous years may be distributed with the profits of this fiscal year.

Article 45

      Insurance policies of the joint venture on various kinds of risks shall be taken out with insurance companies in China. The types, value and duration of insurance shall be decided by the board of director in accordance with the provisions of the insurance company.

Article 46

      The joint venture shall supervise its domestic and foreign staff to pay individual income tax according to the Individual Income Tax Law of the People's Republic of China.

Article 47

      The lawful profits of investor earned from the joint venture, the other legal income and the capital after liquidation may be remitted abroad.

      The wages and other proper income of the foreign staff of the joint venture may be remitted abroad after the payment of individual income tax.

      The profits of foreign investor and the wages of foreign staff of the joint venture shall be paid with RMB. The joint venture shall provide help to convert them into foreign exchange.

Chapter 8 Staff and Workers

Article 48

      The matters covering the recruitment, employment, dismissal and resignation, wages, labor insurance, welfare, rewards, labor discipline and labor protection, etc., concerning the staff and workers of the joint venture shall be handled in accordance with the Regulations of the People's Republic of China on Labor Management in Joint Ventures Using Chinese and Foreign Investment and its Implementing Rules.

The joint venture shall not employ child labors.

Article 49

      The staff and workers required by the joint venture shall be publicly engaged in the condition that they are recommended by, or agreed with local labor management department, and employed on the basis of competitive selection through examination test. The labor contract between the personnel enrolled and the joint venture shall be signed according to the laws, and be on filed with the local labor management department.

Article 50

      The joint venture shall have the rights to give penalties to those staff, who violate the regulation of the joint venture or the discipline of labor, such as warning, offence recording and wage reducing, and resignation to those with serious offence. The resignation of staff of the joint venture shall be on filed with the local management department.

Article 51

      The wages and other rewards of staff of the joint venture shall be specified in the labor contract in accordance with relevant Chinese rules and the actual condition of the joint venture, and shall be decided by the board of directors. With the development of the business of the joint venture, with the improvement of the staff's business capabilities and technical level, the wages of staff shall be increased properly.

Chapter 9 Labor Union

Article 52

      The staff and workers of the joint venture shall have the rights to set up a basic unit of labor union and to take activities in accordance with the law of the People's Republic of China on Trade Union.

Article 53

      The labor union of the joint venture shall represent the benefits of the staff and workers. The task of the labor union is:

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      Protecting  the rights and  benefits of the staff in  accordance  with the law;

      Assisting the joint venture to arrange welfare funds and rewards properly;

      Organizing the staff of learning politics, science and technology and business;

      Developing activities on arts and sports;

      Instructing the staff and workers on observing the labor discipline, and on fulfilling the various tasks of the joint venture with best efforts.

Article 54

      The labor union of the joint venture, representing the staff and workers as a whole, may sign a contract with the joint venture, and supervise the implementation of this contract.

Article 55

      The representative of the labor union shall have the rights to attend the meeting of the joint venture as an observer when the meeting is conceming the staff and workers about their awards and penalties, wages, welfare, labor protection and labor insurance. The joint venture shall heed the opinion of the labor union and co-operate with the labor union.

Article 56

      The joint venture shall provide the labor union with necessary rooms and equipment, according to the provisions of the Law of the People's Republic of China on Trade Union, used for offices meetings and the activities about the staff's collective welfare, culture and sports.

Article 57

      The joint venture shall transfer 2% of the total wages of the staff and workers as the funds of the labor union. The labor union of the joint venture shall use the funds in accordance with the relevant management rules of the funds of labor union specialized by the All-China Federation of Trade Unions.

Chapter 10 Duration Termination and Liquidation

Article 58

      The duration of the joint venture shall be for 10 years. The establishment date of the joint venture shall be the date on which the business license of the joint venture is issued.

Article 59

      An application for the extension oft the duration, proposed by one party and unanimously approved by the board of directors, shall be submitted to the original examination and approval authority in writings six months prior to the expiry date of the joint venture.

Article 60

      The contract of the joint venture and the joint venture itself may be terminated and disbanded before the date of expiration of the joint venture for the reasons as follows:

(1) Either of the parties to the contract be prevented from executing the contract of the joint venture by force majeure;

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(2)   In case of inability to fulfill the contract or to continue  operation due to heavy losses in successive years;

(3) The contract of the joint venture be unnecessary to continue in operation due to the fact the one of the contracting parties substantially violates the provisions of the contract and articles of association;

(4) Both parties deem that the business goal of the joint venture have not been reached and there are no prospects on the development of business;

(5) Other reasons on the termination of the contract specialized by the contract the regulation of the joint venture and the relevant laws and regulations;

      The written application for the disbandment of the joint venture shall be raised by the board of directors and approved by the examination and approval authority.

      Should the directors of one party or more parties do not attend at or do not convene the meeting of the board for more than two years so that the board of directors can not make the effective resolution of terminating the joint venture, should those directors do not reply the no less than 3 notices delivered by other investors, the other investors may apply for the disbandment of the joint venture to the original examination and approval authority under the witness of Chinese notarization office or the lawyer.

Article 61

      Upon the termination of the joint venture, liquidation shall be carried out. The commission of liquidation shall consist of at least 3 persons who are selected from the directors by the board or engaged from relevant specializing persons.

      Should the joint venture be unable to organize the commission of liquidation by himself, the board of directors or the investors and creditors may apply for a special liquidation with the original examination and approval authority.

      During the period of liquidation, the joint venture shall not open new business.

Article 62

      The joint venture shall be liquidated by the commission of liquidation in accordance with the Implement of Liquidation of Enterprises Using Foreign Investment.

      The property of the joint venture shall be assessed by the accountant registered in China and invited by the commission of liquidation.

      In the liquidation, each investor of the joint venture shall first take back his contributing investment respectively, the new property produced by parties together shall be allotted in proportion to the investment.

      For the property of the joint venture, the investing party shall have the pre-emptive rights to purchase them.

Article 63

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      After  finishing  the  liquidation,  the joint  venture  shall conduct the
registration   nullifying  with  the  business  and  administration   management
department, and cancel the license of the joint venture.

Chapter 11 Regulation and Institution

Article 64

      Through the board of directors, the joint venture shall draft regulations and institutions as follows:

      (1) Business management system, including the terms of reference and the working procedures of the various management departments;

      (2)   Regulation of staff and workers;

      (3)   Labor and wage system;

      (4) The system of attendance promotion and rewards & penalties for staff and workers;

      (5)   Staff welfare institution;

      (6)   The finance system;

      (7)   The procedure of liquidation when the joint venture is disbanded;

      (8)   Other necessary rules.

Chapter 12 Appendices

Article 65

      This regulation shall be written in Chinese and in English. Both language versions are equally authentic. In the event of any discrepancy between the two afore mentioned versions, the Chinese version shall prevail.

      This regulation shall be in four copies, one for each party respectively, one for the examination and approval authority, and one for the business administration management department.

Article 66

      Other matters not specialized in this regulation shall be handled according to the provisions of the contract of the joint venture, to the resolution by the board of directors and to the provisions of relevant laws and regulations in China. In the event of any discrepancy between the contract of the joint venture and this regulation, the contract shall prevail.

Article 67

      This regulation shall come in force upon the approval of the foreign trade and economic cooperation commission. The amendment of this regulation shall be approved by the same commission.

Article 68

      This regulation is signed in Ningbo, Zhejiang of China, by the authorized representatives of

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both parties on

Party A:                                            Party B:

Ningbo Minghua                                      IMP Inc.

Microelectronic Investment

Co. Ltd.


/s/ (sd ---)                                        /s/ (sd ---)

Legal representative:                               Legal representative:

Authorized representative:                          Authorized representative: